UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

UNITED STATES ANTIMONY CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 2025
Dear Shareholder:
You are cordially invited to attend the 2025 annual meeting of shareholders of United States Antimony Corporation to be held on July 31, 2025 at 4:15 P.M., Eastern Time. The annual meeting will be a virtual meeting to enable our shareholders to participate from any location around the world that is convenient to them.
The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting.
It is important that your shares are represented whether or not you attend the annual meeting and regardless of the number of shares you own. To make sure your shares are represented, we urge you to promptly vote. You may vote your shares by internet, phone or mail. If you attend the meeting, you may vote at the meeting even if you have previously submitted your proxy. The accompanying proxy information also provides instructions for submitting your vote online.
Please review in detail the attached notice card and proxy statement, which are being mailed to our shareholders on or about June 20, 2025. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the annual meeting virtually, we urge you to vote as soon as possible by authorizing a proxy as described in the enclosed materials to ensure that your shares are represented at the annual meeting. You may vote online, via telephone or by mail by following the instructions on the proxy card or voting instruction form sent to you. If you attend the annual meeting and wish to change your proxy vote, you may do so by voting virtually at the annual meeting.
We look forward to seeing you at the meeting.

Sincerely,
/s/ Gary C. Evans

Gary C. Evans
Chairman and CEO

UNITED STATES ANTIMONY CORPORATION
NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of United States Antimony Corporation:
The 2025 Annual Meeting of Shareholders of United States Antimony Corporation (“USAC” or the “Company”) will be held on July 31, 2025 at 4:15 P.M., Eastern Time. The annual meeting will be a completely virtual meeting to enable our shareholders to participate from any location around the world that is convenient to them.
We are holding the annual meeting for the following purposes, which are more fully described in the proxy statement accompanying this Notice:
1.	To elect each of the five directors named in the Proxy Statement for a term of one year;
2.	To approve the reincorporation of the Company from the State of Montana to the State of Texas;
3.	To approve the Company’s Amended and Restated 2023 Equity Incentive Plan (“Equity Incentive Plan”);
4.	To approve, on an advisory basis, the compensation of our named executive officers;
5.	To ratify the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
6.	To transact any other business that properly comes before the meeting.
The Board recommends that you vote FOR all five proposals to be presented at the Annual Meeting.
Only shareholders of record at the close of business on June 6, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the annual meeting. A list of shareholders as of the Record Date will be available for inspection by any shareholder through the date of the annual meeting at the Company’s principal office. Shareholders must register for the annual meeting to attend. If your shares of USAC common stock or preferred stock are not registered in your name, you must provide proof of your ownership of those shares at the annual meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common or preferred stock to provide you with a valid proxy card to permit you to vote at the annual meeting. Please have that documentation readily accessible when you attend the annual meeting.
Your vote is important. Whether or not you expect to attend the annual meeting, we urge you to vote your shares at your earliest convenience. Promptly voting your shares will help to ensure the presence of a quorum at the meeting. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Retention of the proxy is not necessary for admission to or identification at the meeting.
Important Notice Regarding the Availability of Proxy Materials for the annual meeting to be held on July 31, 2025. The proxy statement and 2024 Annual Report on Form 10-K/A are available at www.proxyvote.com.

By Order of the Board of Directors,
Gary C. Evans
Chairman and CEO

PROXY STATEMENT
OF
UNITED STATES ANTIMONY CORPORATION
4438 W. Lovers Lane, Unit 100
Dallas, Texas 75209
(406) 606-4117
2025 ANNUAL MEETING OF SHAREHOLDERS
July 31, 2025
The Board of Directors (the “Board”) of United States Antimony Corporation (“USAC” or the “Company”) is using this Proxy Statement to solicit proxies from our shareholders for use at the 2025 annual meeting of shareholders.
INFORMATION ABOUT THE 2025 ANNUAL MEETING
Time and Place of the Annual Meeting
Our annual meeting will be held as follows:

Date:	July 31, 2025
Time:	4:15 P.M., Eastern Time
Place:	Virtually at www.virtualshareholdermeeting.com/UAMY2025

Matters to Be Considered at the Annual Meeting
At the meeting, you will be asked to consider and vote upon the following proposals (“Proposals”):
Proposal 1. To elect each of the five directors named in the Proxy Statement for a term of one year.
Proposal 2. To approve the reincorporation of the Company from the State of Montana to the State of Texas.
Proposal 3. To approve the Company’s Amended and Restated 2023 Equity Incentive Plan (“Equity Incentive Plan”).
Proposal 4. To approve, on an advisory basis, the compensation of our named executive officers.
Proposal 5. To ratify the appointment of Assure CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.
We also will transact any other business that may properly come before the annual meeting. As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.
Proxy Materials
We are making available this Proxy Statement and its accompanying materials and the form of proxy to our shareholders on or about June 20, 2025 at www.proxyvote.com. The following documents are included with this Proxy Statement:
1.	Notice of Annual Meeting of Shareholders;
2.	A Proxy Designation attached hereto (the “Proxy”); and
3.	A copy of the 2024 Annual Report on Form 10-K/A.

You can also view the Notice, Proxy Statement and Annual Report online or you can receive a free paper or email copy of the material(s) by requesting them prior to July 17, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If you send an email, please include your 16-digit Control Number in the subject line.
Who is Entitled to Vote?
Only holders of record of USAC’s common stock and preferred stock on June 6, 2025 are entitled to notice of, and to vote at, the annual meeting. You are entitled to one vote for each share of USAC common stock and Series C preferred stock that you own.
On the Record Date, the following shares were outstanding and entitled to vote at the annual meeting: (i) 119,080,114 shares of common stock and (ii) 177,904 shares of Series C preferred stock (representing the right to cast one vote per share as converted to shares of common stock). There are no issued or outstanding shares of the Company’s Series A preferred stock or Series D preferred stock, and the Company’s Series B preferred stock does not have voting rights.
How Do I Vote at the Annual Meeting?
You have several voting options:
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 30, 2025. Have your proxy card and 16-digit Control Number in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 30, 2025. Have your proxy card and 16-digit Control Number in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood NY 11717
VOTE AT THE ANNUAL MEETING
To vote at the annual meeting, you will need to logon to www.virtualshareholdermeeting.com/UAMY2025 and provide your 16 digit Control number and then click the vote button. Your 16-digit Control Number can be found on your proxy card, which is available to download at www.proxyvote.com.
Proxies are solicited to provide all shareholders of record on the Record Date with an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of USAC common stock and/or preferred stock are held in your name. If you are a beneficial owner of USAC common stock or preferred stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions under the following question.
Shares of USAC common stock and preferred stock can only be voted at the annual meeting by proxy or in person if the shareholder is present at the annual meeting, which will be held completely virtually. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting if you are a shareholder of record.
Shares of USAC common stock and preferred stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares “FOR” the election of each of our five named director nominees, and “FOR” approval of each of Proposals 2 through 5. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse, and some in trust for your children. In such case, you will receive three separate proxy cards to vote.
What if My Shares Are Held in Street Name?
If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as “broker non-votes.”
If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of USAC common stock or preferred stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.
How Many Shares Must Be Present to Hold the Meeting?
A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of USAC common stock and preferred stock entitled to vote at the annual meeting as of the Record Date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
What if a Quorum Is Not Present at the Meeting?
If a quorum is not present at the scheduled time of the meeting, either the chairperson of the meeting or a majority of the shareholders present or represented by proxy at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for 60 days or more. An adjournment will have no effect on the business that may be conducted at the meeting.
Vote Required to Approve Proposals; Effect of Abstentions and Broker Non-Votes
Directors (Proposal 1) are elected by a plurality of the votes cast by the shares entitled to vote at the annual meeting. Votes may be cast FOR or WITHHELD from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.
Each of Proposals 2, 3, 4, and 5 will be approved if more votes are cast “FOR” than “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of proposals 2, 3, 4, and 5.
Approval of the compensation of our named executive officers (Proposal 4) requires the affirmative vote of a majority of the outstanding shares entitled to vote which are present in person or by proxy at the annual meeting. Although the vote is advisory and non-binding, the Compensation Committee will review the voting results (including the number of abstentions) and take them into consideration when making future decisions regarding executive compensation.
A “broker non-vote” occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.
May I Revoke My Proxy?
You may revoke your proxy before it is voted by:
•	Submitting a new proxy with a later date;
•
Notifying Broadridge Financial Solutions, Inc. in writing before the annual meeting that you have revoked your proxy by delivering such writing to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

•	attending and voting at the annual meeting

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
How can I obtain a copy of the 2024 Annual Report on Form 10-K/A?
The Company’s 2024 Annual Report on Form 10-K/A, including financial statements, is available on the internet with this Proxy Statement at www.proxyvote.com. The Form is also available on the Company’s website at www.usantimony.com/investors and through the SEC’s website at http://www.sec.gov.
At the written request of any shareholder who owns shares on the Record Date, the Company will provide to such shareholder, without charge, a paper copy of the Company’s 2024 Annual Report on Form 10-K/A as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.
Forward-Looking Statements
The discussions in this Proxy Statement contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting our current expectations that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements concerning our goals, commitments, strategies and mission, our plans and expectations regarding the Texas Reincorporation (as defined herein), expectations regarding the future of litigation in Texas, including the expectations and timing related to the Texas business court, potential benefits, implications, risks or costs or tax effects, costs savings or other related implications associated with the Texas Reincorporation or the Ratification, expectations about shareholder intentions, views and reactions, our future financial position, expected cost or charge reductions, our executive compensation program, growth opportunities and trends in the markets in which we operate, prospects and plans and objectives of management. The words “anticipates,” “believes,” “continues,” “could,” “design,” “drive,” “estimates,” “expects,” “future,” “goals,” “intends,” “likely,” “may,” “plans,” “potential,” “seek,” “sets,” “shall,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, risks related to the Texas Reincorporation and the risks set forth in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2024 and that are otherwise described or updated from time to time in our other filings with the SEC. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. We do not assume any obligation to update any forward-looking statements.

PROPOSAL 1 – ELECTION OF DIRECTORS
What is the current composition of the Board?
The Board has fixed the number of directors at five, including USAC’s Chief Executive Officer.
Who is standing for election this year?
The Board has nominated the following five current Board members for election at the 2024 annual meeting, to hold office until the next annual meeting:
•	Gary C. Evans (Chairman and Chief Executive Officer)
•	Dr. Blaise Aguirre
•	Lloyd Joseph Bardswich (Director and Executive Vice President, Chief Mining Engineer)
•	Joseph A. Carrabba
•	Michael A. McManus
What if a nominee is unable or unwilling to serve?
All of our nominees currently serve as USAC directors. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why any nominee might be unable to serve if elected.
How are nominees elected?
Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of outstanding shares entitled to vote at the annual meeting.
Board Recommendation
The Board recommends a vote FOR each of the five named nominees.

INFORMATION ON THE BOARD OF DIRECTORS
The following table sets forth certain information with respect to our directors who are named in this Proxy Statement.
In assessing potential directors, including those recommended by shareholders, the Board and the Nominating and Corporate Governance Committee consider a variety of factors, including, among other things, the evolving needs of the Board and the Company, the potential director’s judgment, independence, business and educational background, public service, conflicts of interest, ethics and ownership of Company stock, as well as his or her level of commitment to shareholder value creation and his or her ability and willingness to devote sufficient time to serve on the Board and to the affairs of the Company. The Board and the Nominating and Governance Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field.
The term for each director, if elected, will expire at our next annual meeting or until his or her successor is appointed and qualified. The ages of the directors are shown as of May 27, 2025.

Name	Age	Position
Gary C. Evans	68	Chairman and CEO (PEO)
Lloyd Joseph Bardswich	80	Director and EVP, Chief Mining Engineer
Dr. Blaise Aguirre	61	Director
Joseph A. Carrabba	72	Director
Michael A. McManus	82	Director

A biography of each director nominee is presented below. Each biography includes the experience (including the present principal occupation and other business experience during the last five years), qualifications, attributes and skills that led the Board to conclude that the nominee should serve as a director. While each nominee’s entire range of experience and skills is important, particular experience and skills that contribute to the effectiveness of the Board are identified below.
Gary C. Evans –Chairman & CEO – Gary C. Evans joined the Board of Directors in November 2022. Mr. Evans became Chairman of our Board in July 2023 and served as Chairman and Co-CEO from March 2024 to November 2024. Mr. Evans currently serves as our Chairman and CEO since December 2024. Gary C. Evans is a serial entrepreneur and transformational leader. Antimony is a critical mineral used in munitions, weapons systems, flame retardants, Photo Voltaic technology, and electronics. The Company is headquartered in Dallas, Texas, where Mr. Evans resides.
Mr. Evans is also the Chairman and Chief Executive Officer of Evergreen Sustainable Enterprises, Inc. a “green” publicly held bitcoin mining company that owns a hydroelectric dam located in Costa Rica that serves as the power source for bitcoin mining. The Company is capitalizing on the intersection of sustainable energy and Bitcoin mining. Mr. Evans began investing in certain Bitcoin companies in early 2021 and is now deeply involved in the sector.
Mr. Evans previously led Magnum Hunter Resources Corporation for seven years, a NYSE listed multibillion dollar public energy company specializing in unconventional resource plays predominately in the Appalachian Basin and the Eagle Ford. These assets are now part of Southwestern Energy Co. (NYSE: SWN). Mr. Evans was also founder and CEO of Eureka Hunter Holdings, LLC, a mid-stream gas gathering company transporting and managing over 1 BCF of daily natural gas volumes from wells producing in West Virginia and Ohio on approximately 200 miles of newly constructed pipeline during the similar seven-year period.
Additionally, Mr. Evans previously founded and served as the Chairman and Chief Executive Officer of Magnum Hunter Resources Inc. (MHRI), a NYSE listed company, for twenty years before selling MHRI to Cimarex Energy for approximately $2.2 billion in June 2005. These assets are now part of Coterra Energy, Inc. (NYSE: CTRA). Later that year, Mr. Evans formed Wind Hunter Energy, LLC, a renewable energy company which was subsequently acquired in December 2006 by GreenHunter Energy, Inc., an emerging water resource company focusing on oil field water management and clean water technologies active in the Marcellus and Utica resource plays in Appalachia. As founder, Mr. Evans has served as Chairman and Chief Executive Officer of GreenHunter Energy, Inc. from December 2006 until May 2016, upon the sale of its assets to a private equity fund.
Throughout his career, Mr. Evans has raised various forms of capital on Wall Street that has exceeded $8 billion. Mr. Evans has previously served for 24 years, last serving as an independent director of Novavax Inc., a NASDAQ-listed (“NVAX”) vaccine biotechnology company that successfully reached commercialization of a critical Covid-19

Vaccine Nuvaxovid™ (also known as NVX-CoV2373), along with its Matrix-M™ adjuvant, a deployed malaria vaccine developed in collaboration with The University of Oxford. NVAX reached a market capitalization in excess of $20 billion during the pandemic. Mr. Evans previously also served as Chairman, CEO, and Lead Director of Novavax.
Mr. Evans was recognized by Ernst and Young as the Southwest Area 2004 Entrepreneur of the Year for the Energy Sector and was subsequently inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. Mr. Evans was also recognized as the Energy Industry Leader of the year in 2013 and chosen by Finance Monthly in 2013 as one of the most respected CEO's. Mr. Evans was chosen as the Best CEO in the "Large Company" category by Texas Top Producers in 2013. He additionally won the Deal Maker of the Year Award in 2013 by Finance Monthly.
Mr. Evans serves on the Board of the Maguire Energy Institute at Southern Methodist University (“SMU”) and has historically lectured at SMU and currently speaks on the current affairs surrounding the antimony industry. Mr. Evans also periodically speaks at various industry conferences, on radio networks, podcasts, and national television programs.
Lloyd Joseph Bardswich – EVP, Chief Mining Engineer & Director - Lloyd Joseph Bardswich joined the Board of Directors in February 2021. Mr. Bardswich served as Co-CEO and director from March 2024 to November 2024. Mr. Bardswich currently serves as EVP, Chief Mining Engineer and director since December 2024. He has extensive experience in mining, mining engineering, management, drilling, metallurgy and plant design. He is a registered Professional Mining Engineer, can serve as a QP (Qualified Person) regarding reporting to NI43-101 standards and has worked as a Mine Safety Engineer, Mine Foreman, Mine Manager and Mining Consultant. Since July 15, 2015, he has served as President of L.J. Bardswich Mine Consultant Inc., a Montana S corporation which provides consulting services to the mining industry. He also served as a director of Northern Vertex Mining Corporation (TSXV-NEE) from 2010 to February 2021, when Northern Vertex Mining Corporation (TSXV - NEE) acquired Eclipse Gold Mining Corporation (EGLD - TSXV). Also, he serves as President and as a Director of Frisco Gold Corporation, an Arizona S corporation, since October 14, 2019 to the present.
Dr. Blaise Aguirre – Director – Dr. Blaise Aguirre, who joined the Board in August 2019, is an Assistant Professor of Psychiatry at Harvard Medical School and is the founding Medical Director of 3East at McLean Hospital in Belmont, Massachusetts. In 2011, Dr. Aguirre was elected to the board of directors at Investors Capital Holdings, Ltd, and remained on that board until it was sold to RCS Capital Corporation. In addition, Dr. Aguirre sits on the boards of various privately held companies. He has developed and maintained relationships with institutional money managers, venture capitalists, angel investors and has developed expertise as a small cap stock analyst as a broker with series 7 and 63 securities licenses. He received his Medical Doctor’s degree in 1989 from the University of Witwatersrand, Johannesburg, South Africa, and performed his residency at Boston University School of Medicine from 1991 to 1994.
Joseph A. Carrabba – Director – Joseph A. Carrabba joined the Board in February 2024. He is the Retired Chairman, President and Chief Executive Officer of Cliffs Natural Resources, Inc., formerly Cleveland-Cliffs, Inc., from May 2007 to November 2013. He also previously served as Cliffs President & CEO from 2006 to 2007 and as President and Chief Operating Officer from 2005 to 2006. Prior to these executive positions, Mr. Carrabba previously served as President and Chief Operating Officer of Diavik Diamond Mines from 2003 to 2006. He serves or has previously served on the boards of several other NYSE listed companies including Newmont Mining and Timken Steel, as well as several TSX listed companies, AECON and NioCorp.
Michael A. McManus – Director – Michael A. McManus joined the Board in August 2023. He is a recognized leader and builder of enterprises with successes as a public company CEO, senior government experience, a lawyer, new product development leader, and has served as a board member of several companies. He served as a board member of Novavax, a biotechnology company committed to help address serious infectious diseases globally through the discovery, development, and delivery of innovative vaccines to patients around the world. Mr. McManus has previously served as president, chief executive officer, and director at Misonix, Inc., a medical, scientific, and industrial provider of ultrasonic and air pollution systems, since 1998. Prior to that tenure, he was president and chief executive officer at New York Bancorp Inc. from 1991 to 1998. From 1990 through November 1991, Mr. McManus was president and chief executive officer at Jamcor Pharmaceuticals Inc. Previously, Mr. McManus

served as an assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center. He served in the US Army Infantry from 1968 through 1970. He is also a recipient of the Ellis Island Medal of Honor.

CORPORATE GOVERNANCE
Board of Directors
The Board conducts its business through Board meetings and through its committees. The Board is composed of five directors.
Director Independence
We have five directors as of the Record Date, including three directors deemed independent as follows:
•	Dr. Blaise Aguirre
•	Joseph A. Carrabba
•	Michael A. McManus
An “independent” director is a director whom the Board has determined satisfies the requirements for independence under Section 803A of the NYSE American Company Guide.
Meetings of the Board and Board Member Attendance at Annual Meeting
During the year ended December 31, 2024, the Board held twelve regular meetings. Each incumbent director attended at least 75% of the total board and committee meetings on which such person served during this period.
Board members are encouraged, but not required, to attend the annual meeting of shareholders. Gary C. Evans and Lloyd Joseph Bardswich attended the Company’s prior annual meeting of shareholders, held on July 30, 2024.
Communications to the Board
Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, at United States Antimony Corporation, 4438 W. Lovers Lane, Unit 100, Dallas, Texas 75209. Our secretary will forward communications directly to the appropriate Board member(s). If the correspondence is not addressed to a particular member, the communication will be forwarded to at least one Board member in order to bring the matter to the attention of the entire Board.
Committees and Committee Charters
The Board has the following standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee was established in December 2011, and the Compensation and Nominating and Corporate Governance Committees were established in 2012.
Audit Committee and Audit Committee Financial Experts
We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the requirements of the NYSE American. The Audit Committee consists of Michael McManus, Dr. Blaise Aguirre, and Joseph A. Carrabba, each of whom is independent (in accordance with Rule 10A-3 of the Exchange Act and the requirements of Section 803A of the NYSE American Company Guide) and financially sophisticated (pursuant to the requirements of Section 803B of the NYSE American Company Guide). Mr. McManus satisfies the requirement of an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.
Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks and is involved in the appointment of senior financial executives.
Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosures contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence, and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2024, the Audit Committee met four times. A copy of the Audit Committee charter is available on our website at www.usantimony.com.
Audit Committee Report
Our Audit Committee oversees our financial reporting process on behalf of the Board. During 2024, the Committee had three members, each of whom is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE American. The Committee operates under a written charter adopted by the Board.
The Committee assists the Board by (1) overseeing the integrity of our financial reporting and internal control, (2) overseeing the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board.
In the course of providing its oversight responsibilities regarding the 2024 financial statements, the Committee reviewed the 2024 audited financial statements, which appear in the 2024 Annual Report on Form 10-K/A, with management and our independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements. The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61, as superseded by Statement of Auditing Standard 114―the Auditor’s Communication With Those Charged With Governance, as modified or supplemented.
The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence, as may be modified or supplemented.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K/A for the year ended December 31, 2024. The Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year ending December 31, 2025.
Submitted by the Audit Committee Members
•	Michael A. McManus
•	Dr. Blaise Aguirre
•	Joseph A. Carrabba
Compensation Committee
Our Compensation Committee is composed of the following directors, each of whom is independent (under Section 803A of the NYSE American Company Guide): Joseph A. Carrabba, Dr. Blaise Aguirre, and Michael McManus.
We have a Compensation Committee charter that complies with the requirements of the NYSE American. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation; however, our Compensation Committee does consult with our Chief Executive Officer in determining and recommending the compensation of directors and other executive officers.
In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options and restricted stock units, if any. The Compensation Committee has determined that the Company’s compensation policies and practices for its employees generally, not only with respect to executive officers, are not reasonably likely to encourage behavior that would create an abnormal amount of risk to the Company.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation.
During the fiscal year ended December 31, 2024, the Compensation Committee met three times. A copy of the Compensation Committee charter is available on our website at www.usantimony.com.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is composed of the following directors, each of whom is independent as determined under Section 803A of the NYSE American Company Guide: Joseph A. Carrabba, Dr. Blaise Aguirre, and Michael McManus.
Our Nominating and Corporate Governance Committee is responsible for developing our approach to corporate governance issues. The Committee evaluates the qualifications of potential candidates for director positions and recommends to the Board nominees for election at the next annual meeting or any special meeting of shareholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee’s charter describes the criteria the Board will assess in connection with the consideration of a candidate, including, but not limited to, the candidate’s integrity, reputation, judgment, knowledge, independence, experience, accomplishments, commitment and skills, all in the context of an assessment of the perceived needs of the Board at that time.
We do not have a formal policy regarding diversity in the selection of nominees for directors. The Nominating and Corporate Governance Committee does, however, consider diversity as part of its overall selection strategy. In considering diversity of the Board as a criteria for selecting nominees, the Nominating and Corporate Governance Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, personal and professional skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Nominating and Corporate Governance Committee seeks persons with leadership experience in a variety of contexts. The Nominating and Corporate Governance Committee believes that this conceptualization of diversity is the most effective means to implement Board diversity.
The Committee will consider recommendations for director nominees made by shareholders and others if these individuals meet the criteria set forth in the Committee’s charter. For consideration by the Committee, the nominating shareholder or other person must provide the Corporate Secretary’s Office with information about the nominee, including a detailed background of the suggested candidate that will demonstrate how the individual meets our director nomination criteria. If a candidate proposed by a shareholder meets the criteria, the individual will be considered on the same basis as other candidates. No shareholder or shareholders holding 5% or more of our outstanding stock, either individually or in aggregate, has recommended a nominee for election to the Board.
All of the five nominees included on the proxy card accompanying this Proxy Statement were nominated by the Nominating and Corporate Governance Committee and were recommended by our current Board.
During the fiscal year ended December 31, 2024, the Nominating and Corporate Governance Committee met two times. A copy of the Nominating and Corporate Governance Committee charter is available on our website at www.usantimony.com.
Board Leadership Structure
The Board has reviewed our current Board leadership structure in light of the composition of the Board, our size, the nature of our business, the regulatory framework under which we operate, our shareholder base, our peer group and other relevant factors. Considering these factors, we determined that a structure with one person as Chairman of the Board and Chief Executive Officer is currently the most appropriate Board leadership structure for the Company based upon the backgrounds and past experience of the individuals. The Board noted the following factors in reaching its determination:
•	The Board acts efficiently and effectively under this structure.
•
This structure allows the Company and the Board of Directors to be aware of major changes and issues facing us on a day-to-day and long-term basis, to identify key risks and developments facing us, and to bring such risks and developments to the Board’s attention.

•	This structure lessens the potential for confusion and duplication of efforts, including among employees.

The Board of Directors’ Role in Risk Management Oversight
The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk oversight begins with our Board and its committees that address risks inherent in their respective areas of oversight, such as operational, financial, legal, cyber security, and compliance.
The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee assists the Board by (1) overseeing the integrity of our financial reporting and internal control, (2) overseeing the independence and performance of our independent auditors, and (3) providing an avenue of communication between management, the independent auditors and the Board. Our Nominating and Corporate Governance Committee reviews the risks related to succession planning and the independence of the Board. The Compensation Committee reviews the risks related to our various compensation plans. If a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board, which facilitates proper risk oversight by the entire Board.
Based on a review of the nature of our operations, we do not believe that any areas of the Company are incentivized to take excessive risks that would likely have a material adverse effect on our operations.
Director Compensation
The following table provides information related to compensation of our non-employee directors for the year ended December 31, 2024:

Name	Fees Earned or paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Dr. Blaise Aguirre, Director	$127,001	$55,000	$80,000	$262,001
Joseph A. Carrabba, Director	$108,997	$27,500	$40,000	$176,497
Michael A. McManus, Director	$133,000	$55,000	$80,000	$268,000

The fees earned by our directors follow the results of a study prepared by an independent firm using peer data, among other things, to determine market pay for our directors and can be calculated as follows: $65,000 annual retainer for each Board member, $70,000 additional annual retainer for the chairman, $30,000 additional annual retainer for the lead director, $20,000, $13,500, and $13,500 additional annual retainers for the chairs of the audit, compensation, and nominating and governance committees, respectively, $10,000, $7,500, and $5,000 additional annual retainer for each member of the audit, compensation, and nominating and governance committees, respectively, $2,500 for each Board member for attending each Board meeting, $2,000 for the audit committee chair for attending each audit committee meeting, $1,500 for each audit committee member for attending each audit committee meeting, and $1,500 for each compensation and nominating and governance committee chair and member for attending each compensation and nominating and governance committee meeting.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”) included in the “Summary Compensation Table” below. We comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for the last two completed fiscal years for our principal executive officer (“PEO”) during the year ended December 31, 2024, the two most highly compensated executive officers other than our principal executive officer who were serving as executive officers as of December 31, 2024 and whose total compensation for 2024 exceeded $100,000, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2024. These officers are referred to as our named executive officers.
Named Executive Officers
Our NEOs as of December 31, 2024, their ages and positions with the Company are provided in the table below.

Name	Age	Position
Gary C. Evans	68	Chairman and CEO (PEO)
Lloyd Joseph Bardswich	80	Director and EVP, Chief Mining Engineer
Richard R. Isaak	56	SVP, Chief Financial Officer (PFO)
John C. Gustavsen	77	President of Antimony Division

Summary Compensation Table
The following table provides a summary of annual compensation of the Company’s NEOs for the years ended December 31, 2024 and 2023:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Gary C. Evans, Chairman and CEO(1)	2024	$—	$200,000	$165,000	$120,000	$173,740	$658,740
	2023	$—	$—	$—	$—	$150,612	$150,612
Lloyd Joseph Bardswich, Director & EVP, Chief Mining Engineer(2)	2024	$12,692	$100,000	$110,000	$80,000	$89,167	$391,859
	2023	$—	$—	$—	$—	$95,460	$95,460
Richard R. Isaak, SVP, Chief Financial Officer(3)	2024	$174,635	$150,000	$44,000	$64,000	$9,856	$442,491
	2023	$107,692	$—	$—	$—	$1,958	$109,650
John C. Gustavsen, President of Antimony Division(3)	2024	$171,538	$100,000	$66,000	$80,000	$11,105	$428,643
	2023	$140,994	$—	$—	$—	$10,642	$151,636

(1)
All other compensation in 2024 represents fees paid for board services ($167,084) and health insurance costs paid by the Company ($6,656). All other compensation in 2023 represents fees paid for board services.

(2)	Salary earned in 2024 as EVP was for the month of December 2024. All other compensation in 2024 and 2023 represents fees paid for board services.
(3)	All other compensation represents health insurance costs paid by the Company.
Compensation for all NEOs, including the CEO position, is approved by the compensation committee of the Board. The compensation committee follows, among other things, the peer group data and advice of an independent compensation consulting firm in reviewing the CEO’s compensation recommendations for executives and determining their compensation, and for determining the compensation of the CEO. The material compensation components of NEOs include salary, bonus, and equity awards.

The following table provides information related to outstanding awards held by our NEOs as of December 31, 2024:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Value of Shares or Units of Stock that have not Vested ($)
Gary C. Evans, Chairman and CEO	750,000	$0.22	3/1/2027	500,000	$885,000
Lloyd Joseph Bardswich, EVP, Chief Mining Engineer & Director	500,000	$0.22	3/1/2027	333,333	$589,999
Richard R. Isaak, SVP, Chief Financial Officer	400,000	$0.22	3/1/2027	133,333	$235,999
John C. Gustavsen, President of Antimony Division	500,000	$0.22	3/1/2027	200,000	$354,000

Equity Award Timing
The Board and compensation committee are responsible for approving stock grants for executive officers. Stock awards are typically granted at the start of employment with the Company and around the end of the calendar year. The purpose of these stock grants is to set performance expectations for the executive officer over the next several years for the financial and operational success of the Company, thereby advancing the Company’s interests and the interests of the Company’s shareholders. One of the Board and Compensation Committee’s considerations when approving stock grants is reviewing the timing of the grant in relation to potential upcoming events, especially if the potential event involves material nonpublic information. The intention of the Board and compensation committee is to avoid having disclosure of material nonpublic information affect the value of the stock grant. During the year ended December 31, 2024, stock options were not awarded to a named executive officer in close proximity to a filing with the Securities and Exchange Commission that disclosed material nonpublic information.
Insider Trading Policy
The Company has adopted an Insider Trading Policy that applies to all our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to comply with applicable laws, and to provide accountability for adherence to the policy. Our Insider Trading Policy is included in Exhibit 19 of the Company’s 2024 Annual Report on Form 10-K/A and is also available on our web site at www.usantimony.com.
Clawback Policy
The Board has adopted a Clawback Policy covering compensation paid to our executive officers. Under this policy, in the event a restatement of our financial statements is made due to material noncompliance with financial reporting requirements under U.S. securities laws, any performance-based cash compensation paid and any performance-based equity awards granted to such officer with respect to the period covered by the restatement will be recalculated and the board may seek recoupment of any excess compensation.
The Company does not have:
•	Change in control agreements;
•	Supplemental compensation policies;
•	Any practices or policies regarding hedging or offsetting any decrease in the market value of registrant equity securities;
•	Employment contracts;
•	Separation or Severance Agreements; or
•	Any other type of compensation arrangements with its named executive officers.

Pay versus Performance
The following table shows the past three fiscal years’ total compensation for the NEOs as set forth in the Summary Compensation Table, the total compensation actually paid to the NEOs, the Company’s total shareholder return (“TSR”), and the Company’s net income (loss).

Year	Summary Compensation Table Total for PEO(1) $	Compensation Actually Paid to PEO(2) $	Average Summary Compensation Table Total for Other NEOs(3) $	Average Compensation Actually Paid to Other NEOs(2) $	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4) $	Net Income (Loss)(5) $
2024	$658,740	$2,498,740	$420,998	$1,428,108	$340.38	($1,730,404)
2023	$151,636	$151,636	$112,365	$112,365	$48.08	($6,348,287)
2022	$111,250	$111,250	$102,875	$102,875	$94.23	$428,661

(1)	Represents the amounts reported in the Total column of the Summary Compensation Table for the PEO, who was Gary C. Evans for 2024 and John C. Gustavsen for 2023 and 2022.
(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine compensation “actually paid” in the Pay versus Performance table. Compensation “actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a valuation calculated under applicable SEC rules. In general, compensation “actually paid” is calculated as summary compensation table total compensation adjusted to (a) include the value of any pension benefit (or loss) attributed to the past fiscal year, including on account of any amendments adopted during such year; and (b) include the fair value of equity awards attributed to the past fiscal year factoring in dividends and interest accrued with respect to such awards. For purposes of this disclosure, no pension valuation adjustments were required for any year presented and there were no equity awards in fiscal years 2023 and 2022. The following table provides the calculation of compensation actually paid to the PEO and Other NEOs for fiscal year 2024:

Year	Executives	Summary Compensation Table Total $	Deduct Reported Value of Equity Awards(a) $	Add Equity Award Adjustments(b) $	Compensation Actually Paid $
2024	PEO	$658,740	($285,000)	$2,125,000	$2,498,740
2024	Other NEOs	$420,998	($148,000)	$1,155,110	$1,428,108

(a)	The amounts in this column represent the grant date fair value of equity awards reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for fiscal year 2024.
(b)	The amounts added or deducted in calculating the equity award adjustments for fiscal year 2024 were as follows:

Year	Executives	Year-end fair value of equity awards granted during the year $	Year over year change in fair value of outstanding and unvested equity awards $	Fair value as of vesting date of equity awards granted and vested during the year $	Year over year change in fair value of equity awards granted in prior years that vested during the year $	Fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year $	Total equity award adjustments $
2024	PEO	$2,070,000	$0	$55,000	$0	$0	$2,125,000
2024	Other NEOs	$1,130,666	$0	$24,444	$0	$0	$1,155,110

(3)
Represents an average of the amounts reported in the Total column of the Summary Compensation Table for the other NEOs. The average for 2024 included Lloyd Joseph Bardswich, Richard R. Isaak and John C. Gustavsen. The average for 2023 included Richard R. Isaak and Kelly J. Stopher. The average for 2022 included Russell C. Lawrence and Kelly J. Stopher.

(4)	TSR is determined based on the value of an initial fixed investment of $100 at the end of the 2021 fiscal year.
(5)	Represents net income (loss) as reported in the consolidated financial statements included in our 2024 Annual Report on Form 10-K/A and our 2023 Annual Report Form 10-K.
Total shareholder return and net income are two of the factors used to evaluate the performance of our NEOs. In addition, successful completion of various initiatives to improve the company, such as growing our antimony business and building good teams, are also factors used to evaluate the performance of our NEOs. Most of these factors span beyond one year. All of these factors have periodic milestones and are used to determine the compensation of our NEOs.

OTHER GOVERNANCE MATTERS
Code of Ethics
We have adopted a corporate Code of Ethics that applies to all of our directors, officers and employees. We believe our Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our Code of Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:
•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
•	Compliance with applicable governmental laws, rules and regulations;
•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	Accountability for adherence to the code.
Our Code of Ethics is available on our web site at www.usantimony.com. An electronic copy of the Code of Ethics will be provided to any person without charge upon written request to us at our executive offices: United States Antimony Corporation, 4438 W. Lovers Lane, Unit 100, Dallas, Texas 75209. We intend to disclose any waiver from a provision of our Code of Ethics that applies to any of the following officers: our principal executive officer, principal financial officer (“PFO”), principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Ethics on our website.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and the holders of 10% or more of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and shareholders holding more than 10% of our common stock are required by the regulation to furnish us with copies of all Section 16(a) forms they have filed.
Based solely on our review of copies of Forms 3, 4 and 5 filed with the SEC during or relating to 2024 and written representations provided to the Company, the Company has determined that Jeffrey Fink and Joseph A. Carrabba filed their Forms 3 late in an earlier fiscal period.
Compensation Interlocks and Insider Participation
There were no compensation committee or board interlocks among the members of the Board.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Since the beginning of the 2024 fiscal year, there were no transactions in which we were a party and in which any director, executive officer or beneficial owner of five percent (5%) or more of any class of our voting securities or relatives of our directors, executive officers or five percent (5%) beneficial owners had a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of May 27, 2025 by (i) each person who is known by us to beneficially own more than 5% of our Series B and C preferred stock or common stock; (ii) each of our named executive officers and directors; and (iii) all of our executive officers and directors as a group. Unless otherwise stated, each person’s address is c/o United States Antimony Corporation, 4438 W. Lovers Lane, Unit 100, Dallas, Texas 75209.

Title of Class of Stock	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(1)	Percent of Voting Stock(1)
More than 5% owners:
Common Stock	Kenneth M Reed, 4 Betsy Lane, Dover, MA 02030	8,118,729	6.8%	6.8%
Common Stock	Lydia Dugan & Patrick Dugan, 3009 Post Oak Boulevard Suite 1212, Houston, Texas	8,114,027	6.8%	6.8%
Common Stock	Creative Planning, LLC, 5454 W. 110th Street Overland Park, KS 66211	7,435,101	6.2%	6.2%
Common Stock	Russell Lawrence, 1500 Johnson Road, Deary, ID 83823	6,743,147	5.7%	5.7%
Series B Preferred	Excel Mineral Company, P.O. Box 3800 Santa Barbara, CA 93130	750,000(2)	100.0%	N/A
Series C Preferred	Walter Maquire, Sr., PO Box 129, Keller, VA 23401	49,091(3)	27.6%	0.04%
Series C Preferred	Richard A. Woods, 59 Penn Circle West Penn Plaza Apts. Pittsburgh, PA 15206	48,305(3)	27.2%	0.04%
Series C Preferred	Dr. Warren A. Evans, 69 Ponfret Landing Road Brooklyn, CT 06234	48,305(3)	27.2%	0.04%
Series C Preferred	Edward Robinson, 1007 Spruce Street, 1st floor Philadelphia, PA 19107	32,203(3)	18.1%	0.03%
Directors and Executive Officers:
Common Stock	Dr. Blaise Aguirre	466,633	0.4%	0.4%
Common Stock	Lloyd Joseph Bardswich	622,657	0.5%	0.5%
Common Stock	Joseph A. Carrabba	83,334	0.1%	0.1%
Common Stock	Gary C. Evans	2,028,818	1.7%	1.7%
Common Stock	Jeffrey Fink	33,333	0.0%	0.0%
Common Stock	John C. Gustavsen	236,200	0.2%	0.2%
Common Stock	Richard R. Isaak	258,513	0.2%	0.2%
Common Stock	Michael A. McManus	559,232	0.5%	0.5%
Common Stock	All Directors and Executive Officers as a Group	4,288,720	3.6%	3.6%
Common and Preferred Voting Stock	All Directors and Executive Officers as a Group	4,288,720	3.6%	3.6%

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, which includes the power to dispose of or to direct the disposition of the security or the right to acquire such powers within 60 days. In computing the number of shares of our common stock beneficially owned by a person or entity and the percentage ownership, we deem outstanding shares of our stock subject to options, warrants or other rights held by that person or entity that are currently exercisable or exercisable within 60 days of May 27, 2025. We do not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, and subject to applicable community property laws, we believe that the persons and entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them. “Percent of Class” is based on 119,080,114 shares of common stock, 750,000 shares of Series B preferred stock and 177,904 shares of Series C preferred stock outstanding on May 27, 2025. “Percent of Voting Stock” is based on 119,258,018 shares, which is the total of all the common stock issued and all Series C preferred stock outstanding on May 27, 2025.

(2)
The outstanding Series B preferred shares carry voting rights only if the Company is in default in the payment of declared dividends. The Board has not declared any dividends as due and payable for the Series B preferred stock.

(3)	The outstanding Series C preferred shares carry voting rights equal to the same number of shares of common stock.

Securities Authorized for Issuance under Equity Compensation Plans
The following table summarizes equity compensation plans that were approved by our shareholders and equity compensation plans that were not approved by our shareholders as of December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by shareholders	4,330,000	$0.23	1,480,000
Equity compensation plans not approved by shareholders	—	—	—
	4,330,000	$0.23	1,480,000

PROPOSAL 2 – PROPOSAL TO APPROVE THE REINCORPORATION OF THE COMPANY FROM MONTANA TO TEXAS BY CONVERSION
Overview
We are seeking shareholder approval for this Proposal No. 2 to approve the conversion of the Company from a corporation organized under the laws of the State of Montana to a corporation organized under the laws of the State of Texas and adopt the resolutions of the Board approving the reincorporation on May 30, 2025, as more fully described in this Proposal No. 2, and have determined that the reincorporation is in the best interests of the Company and its shareholders. The reincorporation, if approved by our shareholders, will be effected through a conversion pursuant to Sections 35-14-920 through 35-14-924 of the Montana Business Corporation Act, as amended (the “MBCA”) and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (“TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”) and Certificate of Conversion, included as Appendices C and D, respectively, to this Proxy Statement. Approval of this Proposal No. 2 (the “Texas Reincorporation Proposal”) will constitute approval of the Plan of Conversion.
Principal Reasons for the Conversion under Texas Law
There are a number of reasons why Texas is an attractive state for the incorporation of the Company and why the Texas Reincorporation is in the best interests of our shareholders. Montana and Texas provide substantially equivalent bundles of economic, governance, and litigation rights for shareholders, balancing relevant considerations against one another and as relevant to the Company. However, there were three differentiating factors: (1) Texas is the Company’s corporate headquarters and the home of corporate management; (2) Texas statutory law would better align with the Company’s mission-driven culture; and (3) whereas Montana does not currently have a dedicated business court, Texas recently established a business court, and its statutes are more favorable to the Company and its shareholders. The Board balanced these considerations and concluded that, in its business judgment, it is in the best interests of the Company and all its shareholders for the Company to reincorporate in Texas. The Board, in this evaluation, included an examination of the effect of reincorporation on the economic, governance, and litigation rights of shareholders.
Effecting the Conversion
Through the adoption of the Plan of Conversion, upon the Texas Reincorporation:
•	the Company will continue in existence as a Texas corporation and will continue to operate our business under the current name, “United States Antimony Corporation”
•	the affairs of the Company will cease to be governed by Montana law at the time the Plan of Conversion is effective and will be subject to Texas law
•
the Company will cease to be governed by our existing charter and bylaws and will be instead subject to the provisions of the proposed Texas certificate (the “Texas Certificate”) and the proposed Texas bylaws (the “Texas Bylaws”), forms of which are included as Appendix A and Appendix B, respectively, to this Proxy Statement

•
the Texas Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth

•
each outstanding share of our common stock, par value $0.01 per share (“Montana Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.01 per share, of the Texas Corporation (“Texas Corporation Common Stock”) pursuant to the Plan of Conversion

•	shareholders will not need to exchange their existing stock certificates for new stock certificates
•
each outstanding warrant, option or right to acquire shares of Montana Corporation Common Stock will continue in existence and automatically become a warrant, option or right to acquire an equal number of shares of the Texas Corporation Common Stock under the same terms and conditions

•	our common stock will continue to be traded on NYSE American under the symbol “UAMY.” We do not expect any interruption in the trading of our common stock as a result of the Texas Reincorporation.

If our shareholders approve the Texas Reincorporation, we anticipate that the Texas Reincorporation will become effective as soon as practicable following the 2025 Annual Meeting (the “Effective Time”). In connection with the Texas Reincorporation, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of Montana and does not anticipate making any other filings to effect the Texas Reincorporation. The Texas Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Texas Reincorporation, whether before or after the approval by our shareholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders, as the case may be.
Following the Texas Reincorporation, we will be governed by the TBOC instead of the MBCA, and we will be governed by the Texas Certificate and Texas Bylaws. Approval of this Proposal No. 2 will constitute approval of the Texas Certificate and Texas Bylaws. Our current Restated Certificate of Incorporation (the “Montana Charter”) and our current Restated Bylaws (the “Montana Bylaws”) will no longer be in effect following completion of the Texas Reincorporation.
The Texas Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth. We intend to maintain our corporate headquarters in Texas. Our management, including all directors and officers, will remain the same in connection with the Texas Reincorporation and will have identical positions with the Texas Corporation. The Texas Reincorporation will not affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.
We will continue to be a publicly held company following completion of the Texas Reincorporation, and our common stock will continue to be listed on NYSE American and traded under the symbol “UAMY.” We will continue to file the required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Texas Reincorporation. We and our shareholders will be in the same respective positions under the federal securities laws after the Texas Reincorporation as we and our shareholders were prior to the Texas Reincorporation.
Apart from being governed by the Texas Certificate, Texas Bylaws and the TBOC, following completion of the Texas Reincorporation, the Company will continue to exist in the form of a Texas corporation and cease to exist as a Montana corporation. By virtue of the Texas Reincorporation, the Texas Corporation will be a continuation of the Montana Corporation and all of the rights, privileges, and powers of the Montana Corporation, and all property, real, personal, and mixed, and all debts due to the Montana Corporation, as well as all other things and causes of action belonging to the Montana Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation, and the title to any real property vested by deed or otherwise in the Montana Corporation will not revert or be in any way impaired by reason of the Texas Reincorporation, but all rights of creditors and all liens upon any property of the Montana Corporation will be preserved unimpaired.
In addition, all debts, liabilities, and duties of the Montana Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Texas Corporation. The rights, privileges, powers and interest in property of the Montana Corporation, as well as the debts, liabilities and duties of the Montana Corporation, will not be deemed, as a consequence of the Texas Reincorporation, to have been transferred to the Texas Corporation for any purpose of the laws of the State of Montana. The conversion of the Montana Corporation into the Texas Corporation and the resulting cessation of the Company’s existence as a corporation of Montana will not affect any obligations or liabilities of the Company incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.
Reasons for the Conversion
We believe that the Conversion will give us a greater measure of flexibility and certainty in corporate governance than is available under Montana law and may enhance investors’ perception of our Company. The State of Texas is increasingly recognized for adopting comprehensive, modern, and flexible corporate laws, which are and will be revised periodically to respond to the changing legal and business needs of corporations. Texas’s newly created specialized business judiciary have been set up to be experts in corporate law matters. Accordingly, we believe that Texas law may provide greater clarity, efficiency, and predictability with respect to our corporate legal affairs than is currently the case under Montana law. In this regard, many major U.S. corporations are increasingly incorporating in Texas or changing their corporate domiciles to Texas in a manner similar to the Conversion.

We also believe that the Conversion will enhance our ability to attract and retain qualified directors and officers, and encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. We are in a competitive industry and compete for talented individuals to serve on our management team and on our board of directors. Texas law is more familiar than Montana law to many potential director candidates, and offers directors and officers greater certainty and stability. Director and officer liability is extensively addressed in and is therefore better defined and better understood than under Montana law. We believe that the better understood and comparatively stable corporate environment afforded by Texas law will enable us to compete more effectively in the recruitment and retention of talented and experienced directors and officers.
For the reasons outlined above, the Board believes that our business and affairs can be conducted better if the Company is converted into a Texas corporation
Therefore, our Board recommends that shareholders approve the Plan of Conversion pursuant to which the Company will effect the Conversion, in compliance with the TBOC and the MBCA.
Anti-Takeover Implications
Texas, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce its vulnerability to unsolicited and potentially hostile takeover attempts. The Board is not, however, proposing that the Company complete the Conversion to prevent any threatened change in control and it is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board.
With respect to implementing defensive measures, Texas law is generally considered preferable to Montana law because of a greater amount of corporate law judicial precedent. As either a Montana corporation or a Texas corporation, the Company could implement some of the same defensive measures. As a Texas corporation, however, the Company would benefit from the greater likelihood of predictability of Texas law on these matters, including their enforceability under applicable law. Nevertheless, how the Texas business court system will function in the future cannot be known for certain.
Certain Differences Between the Montana Charter and Bylaws and the Texas Certificate and Bylaws as well as the MBCA and TBOC
The rights of our shareholders are currently governed by the MBCA, Montana case law, Montana Charter and Montana Bylaws. Following completion of the Texas Reincorporation, the rights of our shareholders will be governed by the TBOC, Texas case law, the Texas Certificate and the Texas Bylaws.
The proposed Texas Certificate and Texas Bylaws have been drafted with an intent to reflect the Montana Charter and Montana Bylaws to the extent legally and practically possible. Nonetheless, because of differences between the TBOC and the MBCA, as well as areas in which the MBCA is silent or limited in its codification, differences, which in some areas are substantial, will be in effect

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the TBOC and MBCA, the Montana Charter and Montana Bylaws, the Texas Certificate and Texas Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Texas Certificate and Texas Bylaws, which opt in to certain determinations as permitted under the TBOC.

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Number of Directors
Under the MBCA, a corporation’s board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to or in the manner provided in the articles of incorporation or bylaws.

The Montana Bylaws provide that the number of directors shall at least five (5) and not more than eighteen (18), with the precise number of directors within that range to be set from time to time by resolution of the board of directors.

Under the TBOC, the number of directors shall be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

The proposed Texas Certificate sets the initial number of directors at five. The proposed Texas Bylaws sets forth manner in which the number of directors shall be set from time to time.

Procedures for Filling Vacant Directorships
Under the MBCA, unless the articles of incorporation provide otherwise, if a vacancy occurs on a corporation’s board of directors, including a vacancy resulting from an increase in the number of directors, either the shareholders or the board of directors may fill the vacancy, or, if the directors remaining in office are less than a quorum, the vacancy may be filled by the affirmative vote of a majority of all the directors remaining in office.

Under the Montana Articles and Montana Bylaws, any vacancy on the board of directors, including a vacancy created by the increase in the number of directors on the board of directors, may be filled solely by the directors by the affirmative vote of a majority of the remaining directors, even if less than a quorum of the total number of directors specified in the Montana Articles or Montana Bylaws.

Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose.
The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.

Except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. The board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.

Unless otherwise authorized by a corporation’s certificate of formation, a vacancy or a newly

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created vacancy in a director position that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group.

Removal of Directors
Under the MBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director.

A director may be removed if the number of votes cast to remove exceeds the number of votes cast not to remove the director, except to the extent the articles of incorporation or bylaws require a greater number. However, if cumulative voting is authorized, a director may not be removed if, in the case of a meeting, the number of votes sufficient to elect the director under cumulative voting is cast against removal and, if action is taken by less than unanimous written consent, voting shareholders entitled to the number of votes sufficient to elect the director under cumulative voting do not consent to the removal.

A director may be removed by the shareholders only at a meeting called for the purpose of removing the director, and the meeting notice must state that removal of the director is the purpose of the meeting.

The Montana Bylaws provide that a director may be removed, with or without cause, by a vote of the shareholders then entitled to vote at an election of such director if the number of votes cast to remove such director exceeds the number of votes cast not to remove such director, at any meeting of the shareholders at which

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may only be removed for cause.

If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him or her if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which the director is a part. Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

The proposed Texas Certificate and Texas Bylaws do not provide for staggered terms or cumulative voting.

The proposed Texas Certificate and Texas Bylaws do not include a change in the voting percentage.

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a quorum is present and the notice for which states that the purpose or one of the purposes of the meeting shall be removal of such director named in that notice.

Action by Written Consent of Directors
Under the MBCA, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Montana corporation may act without a meeting if the action is approved by members holding at least 80% of the voting power. The action must be evidenced by one or more written consents that describe the action taken, be signed by those members representing at least 80% of the voting power, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors of a Texas corporation is also an act of the board of directors.

The proposed Texas Certificate and Texas Bylaws do not include a change in the written consent percentage.

Action by Written Consent of Shareholders
Under the MBCA, shareholders to act by written consent, but, unless otherwise provided by the company’s articles of incorporation, such actions must be consented to by all of the shareholders entitled to vote on that action.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders.

The proposed Texas Certificate and Texas Bylaws do not include a change in the written consent percentage.

Quorum and Required Vote for Stock Corporations
Under the MBCA, unless the articles of incorporation or bylaws provide for a greater or lesser number or the MBCA expressly provides otherwise, a quorum of a board of directors consists of a majority of the number of directors specified in or fixed in accordance with the articles of incorporation or bylaws and may not consist of less than one-third of the specified or fixed number of directors.

The Montana Bylaws provide that a majority of the votes entitled to be cast at a meeting by any voting group entitled to

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (2) the holders of a specified portion of the shares that is less than the majority but not less

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	vote on a matter, present in person or by proxy, constitutes a quorum for action by that voting group on that matter at the meeting.	than one-third of the shares entitled to vote are represented at the meeting in person or by proxy. The proposed Texas Certificate and Texas Bylaws do not include a change in the quorum percentage.

Shareholder Vote for Fundamental Business Transactions
Under the MBCA, in addition to approval by the board of directors, unless the articles of incorporation require a greater vote or a lesser vote, the terms of a merger or a share exchange generally must be approved by a majority of the votes entitled to be cast on the plan of merger or share exchange and, if any class or series of shares is entitled to vote as a separate group on the plan of merger or share exchange, the approval of a majority of the votes entitled to be cast on the merger or share exchange by that voting group. A shareholder vote is not required for a plan of merger if (a) the company will survive the merger, (b) the articles of the corporation will not be amended or the amendment is such that shareholder approval is not required, (c) each shareholder with shares that were outstanding immediately before the merger’s effective date will hold the same number of shares with identical preferences, rights and limitations immediately after the merger, and (d) the issuance in the merger of shares or other securities convertible into or rights exercisable for shares does not require a vote under Montana law.

The Montana Articles do not include a higher voting threshold so the default voting standard for such business transactions applies.

Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the shares entitled to vote.

The proposed Texas Certificate and Texas Bylaws do not include a lower voting threshold so the default voting standard for such business transactions applies.

Shareholder Vote for Sales, Leases, Exchanges or Other Dispositions
Under the MBCA, unless the articles of incorporation require a greater vote or a lesser vote, a sale, lease, exchange, or other disposition of assets, not in the ordinary course of business, requires approval of the corporation’s shareholders if the disposition would leave the corporation without a significant continuing business activity. In such instances, as well as a dissolution of the corporation, the disposition or dissolution requires approval of a majority of the votes entitled to be cast and, if any

Under the TBOC, generally the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote, unless the corporation’s certificate of formation sets a lower threshold (which may not be less than a majority of the voting shares).

No such approval is required, however, if the transaction is made in the usual and regular

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class or series of shares is entitled to vote as a separate group, the approval of a majority of the votes entitled to be cast by that voting group.

The Montana Articles do not include a higher voting threshold so the default voting standard for such business transactions applies.

course of a Texas corporation’s business. Under Texas law, even the transfer of substantially all of a corporation’s assets in such a manner that the corporation continues directly or indirectly to engage in one or more businesses is deemed not to be a transaction requiring shareholder approval under the TBOC.

The proposed Texas Certificate and Texas Bylaws do not include a lower voting threshold so the default voting standard applies.

Charter Amendments
Montana law provides that a corporation may amend its articles of incorporation by adoption of a board resolution followed by a majority vote of shareholders entitled to vote, unless the articles of incorporation require a greater or lesser vote. In addition, unless the articles of incorporation provide otherwise, directors may amend the company’s articles of incorporation without shareholder approval (i) to make certain administrative changes, (ii) if the corporation has only one class of shares outstanding: to change each issued and unissued authorized share of the class into a greater number of whole shares of that class or to increase the number of authorized shares of the class to the extent necessary to permit the issuance of shares as a share dividend, or (iii) if so authorized by the articles of incorporation to classify or reclassify any unissued shares into one or more classes or into one or more series within a class as provided.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

The proposed Texas Certificate provides for the approval of an amendment to the certificate of formation by a majority of the outstanding shares in addition to the approval of the board of directors.

Bylaw Amendments
Montana law provides that shareholders may amend or repeal the company’s bylaws. Montana law also provides that the board may amend or repeal the bylaws unless the articles of incorporation or Montana law reserves that power exclusively to the shareholders or if the shareholders in amending, repealing, or adopting a bylaw expressly provide that the board of directors may not amend, repeal, or adopt that bylaw, except that with respect to bylaws pertaining to proxy solicitations for the election of directors, the shareholders in amending, repealing, or adopting such a bylaw may not limit the

Generally, under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, (i) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (ii) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

In addition to that provided above under the TBOC, the proposed Texas Bylaws specify certain

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authority of the board of directors to amend or repeal any condition or procedure set forth in or to add any procedure or condition to such bylaw to provide for a reasonable, practical, and orderly process.

The Montana Articles and Montana Bylaws do not vary from Montana law.
sections of the bylaws which may only be amended by a vote of 66 2/3s of the total voting power of outstanding voting securities, voting together as a single class.

Inspection of Books and Records
Under the MBCA, a shareholder is entitled to inspect and copy, during regular business hours at a Montana corporation’s principal office, the corporation’s books and records, excluding minutes of meetings of and records of actions taken without a meeting by the corporation’s board of directors and board committees, if the shareholder gives the corporation a signed written notice of the shareholder’s demand at least 5 business days before the date on which the shareholder wishes to inspect and copy.

The Montana Articles provide that any shareholder of record or properly appointed agent shall, upon written demand stating the proper purpose thereof, have the right during the usual hours for business to inspect the Corporation’s records.

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request.

Neither the proposed Texas Certificate nor the Texas Bylaws vary from the provisions of the TBOC.

Interested Party Transaction Approvals
Montana law provides that a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors are directors or officers, or have a financial interest, may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a

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affirmative vote of a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, a “qualified director” is one who does not have (a) a conflicting interest respecting the transaction or (b) a familial, financial, professional or employment relationship with a second director who does have such a conflict and which relationship would reasonably be expected to exert an influence on the first director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

The Montana Articles and Montana Bylaws do not vary from Montana law.

managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.

The TBOC expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person had an applicable relationship or interest.

Neither the proposed Texas Certificate nor the Texas Bylaws vary from the provisions of the TBOC.

Limitation of Liability of Shareholders
Under the MBCA, unless the certificate of incorporation otherwise provides, the shareholders of a corporation shall not be personally liable for any liabilities of the corporation, including liabilities arising from acts of the corporation, except as they may be liable by reason of their own acts or conduct.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, subject to certain exceptions, a shareholder’s liability is limited to its contributed capital.

Neither the proposed Texas Certificate nor the Texas Bylaws vary from the provisions of the TBOC.

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Limitation of Personal Liability of Directors and Officers
Montana law provides that a corporation’s articles of incorporation may eliminate or limit personal liability for conduct as a director, except for the amount of an improper personal benefit, intentional misconduct, intentional violations of criminal law, or unlawful distributions. Montana law does not provide for the elimination or limitation of personal liability for conduct as an officer.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, a Texas corporation is permitted to provide that a director is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director.

The TBOC does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director is expressly provided by an applicable statute (such as wrongful distributions).

The proposed Texas Certificate and the Texas Bylaws provides limitation of liability and indemnification protections to directors and officers to the fullest extent permitted under the TBOC.

Considerations by Directors
Under the MBCA, directors must act in good faith and in a manner the director reasonably believes to be in the best interests of the corporation. In discharging their duties, the director who does not have knowledge that makes reliance unwarranted is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by certain officers and employees of the corporation or legal counsel, public accountants, or other persons retained by the corporation.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, in discharging the duties of director under the TBOC or otherwise and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Neither the proposed Texas Certificate nor the Texas Bylaws vary from the provisions of the TBOC.

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Indemnification of Directors and Officers
Under the MBCA, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited by the corporation’s articles of incorporation, Montana law requires indemnification if the director or officer is wholly successful on the merits of the action.

The Montana Articles and Montana Bylaws require that the Corporation indemnify directors and officers to the fullest extent permitted by law.

Under the TBOC, a Texas corporation is permitted to indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding, against (i) judgments and (ii) expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (a) acted in good faith; (b) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (c) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.

In addition, the TBOC permits indemnification of other persons as described in the section entitled “Persons Covered” below.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

The proposed Texas Certificate and the Texas Bylaws provides limitation of liability and indemnification protections to directors and officers to the fullest extent permitted under the TBOC.

Advancement of Expenses
The MBCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse expenses incurred in connection with the proceeding by an individual who is a party to the proceeding because that individual is a director if the director delivers to the corporation a signed, written

A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (1) a written affirmation by the person

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undertaking of the director to repay any funds advanced in the event that (i) the director is not entitled to mandatory indemnification under Montana law and (ii) it is ultimately determined under Montana law that the director is not entitled to indemnification.

The Montana Articles and Montana Bylaws do not vary from Montana law with respect to advancement of expenses.

of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification;  and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

The proposed Texas Certificate and the Texas Bylaws provides limitation of liability and indemnification protections to directors and officers to the fullest extent permitted under the TBOC.

Mandatory Indemnification
The MBCA requires indemnification for a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because the director was a director of the corporation against expenses incurred by the director in connection with the proceeding.

The Montana Articles and Montana Bylaws do not vary from Montana law.

The TBOC requires indemnification for reasonable expenses actually incurred only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

The proposed Texas Certificate and the Texas Bylaws provides limitation of liability and indemnification protections to directors and officers to the fullest extent permitted under the TBOC.

Persons Covered
Under the MBCA, an officer who is not a director is entitled to mandatory indemnification and may apply to a court for indemnification or an advance for expenses, in each case to the same extent to which a director may be entitled to indemnification or advance for expenses. The corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation who is not a director to the same extent as to a director. The corporation may also indemnify and advance expenses to an officer, employee, or agent who is not a director to the extent, consistent with public policy, that may be provided by its articles of incorporation, bylaws, general or specific action of its board of directors, or contract.

The Montana Bylaws provide that employees and agents of the corporation may be indemnified to the extent authorized at any time or from time to time by the board of directors.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (1) the corporation’s governing documents; (2) general or specific action of the corporation’s board of directors; (3) resolution of the shareholders; (4) contract; or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a person who is not a director of a corporation, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

The proposed Texas Certificate and the Texas Bylaws provides limitation of liability and indemnification protections to directors and officers to the fullest extent permitted under the TBOC.

Selection of Forum	Under the MBCA, the governing documents of a Montana entity may require	Under the TBOC, the governing documents of a Texas entity may require, consistent with

ISSUE	MONTANA	TEXAS

that any or all internal corporate claims (as defined in the MBCA) must be brought exclusively in any specified court or courts in Montana and, if so specified, in any additional courts in Montana or in any other jurisdictions with which the corporation has a reasonable relationship.

Under the Montana Bylaws, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company; (b) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or shareholder of the Company to the Company or the Company’s shareholders; (c) any action asserting a claim arising pursuant to any provision of the MBCA, the Certificate of Incorporation, or these Bylaws (as either may be amended or restated) or as to which the MBCA confers jurisdiction on the State of Montana District Court of Lake and Sanders Counties; or (d) any action asserting a claim governed by the internal affairs doctrine.

applicable state and federal jurisdictional requirements, that any internal entity claims shall be brought only in a court in Texas.

“Internal entity claim” means a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the internal affairs of the entity. Internal affairs include the rights, powers, and duties of the entity’s governing persons, officers, owners, and members, and matters relating to the entity’s membership or ownership interests.

The proposed Texas Bylaws and Certificate provide that the sole and exclusive forum for certain matters relating to the internal affairs of the corporation shall be, first, the Business Court in the Eleventh Business Court Division of the State of Texas, unless such court is not then accepting filings or lacks jurisdiction, in which case the exclusive forum shall be either the federal district court for the Southern District of Texas, Houston Division, or if there is not federal jurisdiction then the state district court of Harris County, Texas.

The exclusive forum provision in the proposed Texas Bylaws explicitly states that it shall not apply to any direct claims under the Securities Act or the Exchange Act.

Stock Ownership Requirement for Derivative Suits; Jury Trials
Under the MBCA, a shareholder may not institute or maintain a derivative suit if it appears that the plaintiff does not fairly and adequately represent the interests of shareholders or members who are similarly situated in enforcing the right of the corporation or association.

The Montana Articles and Montana Bylaws do not vary from Montana law.

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (1) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC also permits a corporation to set an ownership threshold in connection with the initiation of a derivative suit.

Under Texas law, in civil cases, a party generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee.

The proposed Texas Bylaws provide that no shareholder or group of shareholders may institute

ISSUE	MONTANA	TEXAS

or maintain a derivative proceeding brought on behalf of the corporation against any director and/or officer of the corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least three percent of the outstanding shares of the corporation.

Business Combination Statute	The MBCA does not contain any relevant provision. The Montana Articles and Montana Bylaws do not vary from Montana law.
Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated

ISSUE	MONTANA	TEXAS

shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

“Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

“Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Securities Exchange Act of 1934 (15 U.S.C. Section 77b et seq.), as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

In addition to the provisions set forth in the TBOC, the proposed Texas Certificate also provides that no business combination with any interested shareholder (owning beneficially or of record 15% or more of the voting shares of the Corporation) shall occur for a period of three years after the date such person became an interested shareholder unless otherwise approved by the Board or such other exceptions as more fully set forth in the Texas Certificate.

Dissent and Appraisal Rights
Under the MBCA, a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation’s articles of

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property

ISSUE	MONTANA	TEXAS

incorporation that materially and adversely affect shareholder rights. Subject to certain exceptions, however, appraisal rights do not apply to shares of any class or series of shares that is: (i) a covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933; (ii) traded in an organized market and has at least 2,000 shareholders and a market value of at least $20 million, exclusive of the value of shares of that class or series held by the corporation’s subsidiaries, senior executives, and directors and by any beneficial shareholder and any voting trust beneficial owner owning more than 10% of those shares; or (iii) issued by an open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 and that may be redeemed at the option of the holder at net asset value.

The Montana Articles and Montana Bylaws do not vary from Montana law.

and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership.

The proposed Texas Certificate and Texas Bylaws do not vary from the TBOC.

Conclusion
After careful review of all of the factors, taken together, the Board believes that the Texas Reincorporation is in the best interests of the Company and all of its shareholders, and the Board recommends that shareholders vote “FOR” the Texas Reincorporation.

Effect of Not Obtaining the Required Vote for Approval
If the Texas Reincorporation Proposal fails to obtain the requisite vote for approval, the Texas Reincorporation will not be consummated, and the Company’s domicile will be unchanged by this vote.
Required Vote
Approval of this Proposal 2 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 2. Abstentions and broker non-votes will count towards a quorum but will have no effect on the outcome of this Proposal 2.
The Board of Directors unanimously recommends a vote “FOR” the approval of this reincorporation reflected in this Proposal 2.

PROPOSAL 3 – ADOPTION OF AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN
Shareholders are being asked to approve the United States Antimony Corporation Amended and Restated 2023 Equity Incentive Plan (the “Plan”), which was unanimously adopted, subject to shareholder approval, by the Board on May 30, 2025.
The 2023 Equity Incentive Plan currently limits the aggregate number of shares of the Company’s Common Stock (“Common Stock”) that may be delivered pursuant to awards granted to 8,700,000 shares. The Plan would increase the aggregate number of shares of Common Stock available for award grants by approximately 15,000,000 shares so that the new aggregate share limit for the Plan would be approximately 23,700,000 shares.
As of May 27, 2025, a total of 5,575,833 shares of Common Stock were then subject to outstanding awards granted under the Plan, and an additional 926,667 shares of Common Stock were then available for new award grants under the Plan. If shareholders approve this proposal, which increases the aggregate share limit under the plan by approximately 15,000,000 shares, the number of shares available for new awards would increase from 926,667 shares to 15,926,667 shares (based on awards outstanding as of May 27, 2025).
The Company believes that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting the success of the Company, and that incentive compensation plans like the Plan are an important attraction, retention and motivation tool for participants in the Plan. Our long-term equity incentives help align our Named Executive Officers’ interests with those of our shareholders, help hold executives accountable for performance, and help us attract, motivate and retain executives. Our Board of Directors approved the Plan based on a belief that the number of shares currently available for new award grants under the Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. Our Board of Directors believes that the Plan will give us greater flexibility to structure future incentives and better attract, retain and reward our executives and key employees. In addition, the Plan will also update the governing law of the Plan to Texas, provided that the Texas Reincorporation Proposal is also approved by the shareholders.
If shareholders do not approve the Plan, the Company will continue to have the authority to grant awards under the Plan as it was previously in effect, without giving effect to the proposed amendment and restatement.
Summary Description of the Plan
The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan, which appears as Exhibit E to this Proxy Statement.
Administration. In general, the Plan will be administered by the board of directors or a committee appointed by the board of directors, which consists of two or more non-employee directors serving on the board of directors (the “Committee”). The Committee will determine the persons to whom options to purchase shares of common stock, stock appreciation rights (“SARs”), restricted stock units, restricted or unrestricted shares of common stock, performance shares, performance units, other equity-based awards and other cash-based awards may be granted. The Committee may also establish rules and regulations for the administration of the Plan and amendments or modifications of outstanding awards. The Committee may delegate authority to the chief executive officer, other executive officers of the Company or our subsidiaries to grant options and other awards to employees (other than themselves), subject to applicable law and the Plan. No options, stock purchase rights or awards may be made under the Plan on or after July 31, 2035, but the Plan will continue thereafter while previously granted options, SARs or other awards remain outstanding.
Eligibility. Persons eligible to receive options, SARs or other awards under the Plan are those employees, directors and consultants of the Company or any subsidiary. As of May 27, 2025, we had approximately 50 full-time employees, 6 executive officers, 3 non-employee directors and 1 consultant. As awards under the Plan are within the discretion of the Committee, we cannot determine how many individuals in each of the categories described above will receive awards.
Shares Subject to the Plan. The aggregate number of shares of common stock available for issuance in connection with options and other awards granted under the Plan previously in effect was 8,700,000. As of May 27, 2025, 926,667 shares of Common Stock remained available for grant under the Plan. If shareholders approve this proposal, the number of shares of Common Stock that may be issued or transferred pursuant to awards under the Plan (the “Plan Share Limit”) will increase from 926,667 shares to 15,926,667 shares, an increase of 15,000,000 shares.

“Incentive stock options” (“ISOs”), which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), may be granted under the Plan with respect to all of the shares of common stock authorized for issuance under the Plan (the “ISO Limit”).
Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the Plan. No shares subject to an award will become available again if such shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other awards that were not issued upon the settlement of the award.
The Committee, in its sole discretion, may grant awards under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards are not counted against the Plan Share Limit; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the Plan and shall not count toward the Plan Share Limit.
The number of shares authorized for issuance under the Plan and the foregoing share limitations are subject to customary adjustments for stock splits, stock dividends, similar transactions or any other change affecting our common stock.
Terms and Conditions of Options. Options granted under the Plan may be either ISOs or non-qualified stock (“NSOs”) options that do not meet the requirements of Section 422 of the Code. The Committee will determine the exercise price of options granted under the Plan. The exercise price of options may not be less than the fair market value per share of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent shareholder).
If on the date of grant the common stock is listed on a stock exchange or is quoted on the automated quotation system of the NYSE American the fair market value will generally be the closing price of a share of our common stock on the date of grant (or if no sales were reported on such date, the first sale price after the grant of the award) as quoted on such exchange or system on the date of determination, as reported in the Wall Street Journal or a reputable alternative publication. In the absence of an established market for the common stock, the fair market value will be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent shareholder) from the date of grant. Options granted under the Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000, unless otherwise specifically provided in the award agreement. The Committee may, in its discretion, permit a holder of an option to exercise the option before it has otherwise become exercisable, in which case the shares of our common stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.
Generally, the option price may be paid in cash or by certified check, bank draft or money order. The Committee may permit other methods of payment, including (a) through delivery of shares of our common stock having a fair market value equal to the purchase price, (b) through a “cashless” exercise program established with a broker, (c) by reduction in the number of shares of common stock otherwise deliverable upon exercise of such option with a fair market value equal to the aggregate option exercise price at the time of exercise, or (d) by any combination of the foregoing methods.
No ISO may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an ISO may be exercised only by the recipient. Notwithstanding the foregoing, the recipient may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the recipient, shall thereafter be entitled to exercise such ISO.
An NSO may, in the sole discretion of the Committee, be transferred to immediate family members, trusts for estate planning purposes or certain other affiliates of the holder, upon written approval by the Committee to the extent provided in an award agreement. If an NSO does not provide for transferability, then the NSO shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the holder only by the holder. Notwithstanding the foregoing, the holder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the holder, shall thereafter be entitled to exercise the Option.
Stock Appreciation Rights. The Committee may grant SARs under the Plan. The Committee will determine the other terms applicable to SARs. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant, as determined by the Committee. The maximum term of any SAR granted under the Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the number of shares of our common stock subject to the SAR that is being exercised multiplied by the excess of (i) the fair market value of a share of our common stock on the date it is exercised, over (ii) the exercise price specified in the SAR or related option.
Payment may be made in shares of our common stock, in cash, or partly in common stock and partly in cash, all as determined by the Committee.
Restricted Stock and Restricted Stock Units. The Committee may award restricted common stock and/or restricted stock units under the Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Committee. The Committee may require that restricted stock be held by Company or in escrow rather than delivered to a participant pending the release of the applicable restrictions. Subject to applicable restrictions, a participant generally shall have the rights and privileges of a shareholder as to restricted stock, including the right to vote such restricted stock and the right to receive dividends. No shares of common stock shall be issued at the time a restricted stock unit is granted, unless otherwise specifically provided in the award agreement. A participant shall have no voting rights with respect to any restricted stock units. The Committee may also grant restricted stock units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or other event. Dividend equivalent amounts shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the common stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the common stock).
Performance Shares and Performance Units. The Committee may award performance shares and/or performance units under the Plan. Performance shares and performance units are awards, denominated in shares of common stock, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.
Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an award agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable award agreement. The Committee may grant Cash Awards in such amounts and subject to such performance goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
Effect of Change in Control. In the event of a Change in Control (as such term is defined in the Plan), all outstanding awards granted under the Plan shall become immediately exercisable with respect to 100% of the shares, other equity or cash subject to such awards. In the case of any option or SAR with an exercise price or SAR Exercise Price, as applicable, that equals or exceeds the price paid for a share of our common stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor.
Our obligations under the Plan are binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates.
Amendment, Termination. The board of directors may at any time amend or terminate the Plan; provided, however, that except as provided with respect to adjustments upon changes in common stock, and to assure compliance with

Section 409A of the Code, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws. At the time of such amendment, the board of directors shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
If the Committee exercises its discretionary authority to accelerate the exercise or vesting schedule of an award, then to the extent practicable, the actions taken by the Committee shall occur in a manner and at a time which allows affected holders the ability to participate in the Change in Control with respect to the shares of our common stock subject to awards.
Required Vote
Approval of this Proposal 3 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 3. Abstentions and broker non-votes will count towards a quorum but will have no effect on the outcome of this Proposal 3.
The Board of Directors unanimously recommends a vote “FOR” the approval of the Amended and Restated 2023 Equity Incentive Plan reflected in this Proposal 3.

PROPOSAL 4 – ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION
General
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to indicate their support for our named executive officer compensation as described in the Proxy Statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. This advisory and non-binding vote gives our shareholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our shareholders to vote “FOR” for the following resolution at the Annual Meeting.
This vote is advisory and, therefore, not binding on the Company or the Compensation Committee. The Compensation Committee values the opinions of our shareholders and will review the voting results when making future decisions regarding executive compensation.
Required Vote
Approval of this Proposal 4 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 4. Abstentions and broker non-votes will count towards a quorum but will have no effect on the outcome of this Proposal 4.
The Board of Directors unanimously recommends a vote “FOR” the approval of the compensation of the named executive officers as disclosed in this Proxy Statement and reflected in this Proposal 4.

PROPOSAL 5 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR
The Audit Committee has selected Assure CPA, LLC as our independent auditor for the years ending December 31, 2025 and that selection is being submitted to shareholders for ratification. Although ratification is not required by our bylaws or otherwise, the Audit Committee is submitting the selection of Assure CPA, LLC to our shareholder for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of USAC and our shareholders.
Required Vote
Approval of this Proposal 5 requires that the proposal receive “For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the annual meeting that cast votes with respect to this Proposal 5. Abstentions and broker non-votes will count towards a quorum but will have no effect on the outcome of this Proposal 5.
The Board unanimously recommends that you vote “FOR” the ratification of the appointment of Assure CPA, LLC as our independent auditor for the 2025 fiscal year as reflected in this Proposal 5.
Accountant Fees and Services
The following table sets forth the aggregate fees billed to the Company by Assure CPA, LLC for professional services rendered for the fiscal years ended December 31, 2024 and 2023.

	For the Fiscal Years Ended December 31,
	2024	2023
Audit Fees(1)	$175,219	$169,738
Audit-Related Fees(2)	7,825	—
Tax Fees(3)	19,075	14,430
All Other Fees(4)	10,400	4,400
Total	$212,519	$188,568

(1)
Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees relate to services for stock registrations.
(3)	Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.
(4)	All other fees consist of fees not otherwise reported as audit or tax fees.
The Audit Committee of the Board determined that all of the services performed by Assure CPA, LLC in fiscal year 2024 were not incompatible with Assure CPA, LLC maintaining its independence.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. The audit committee pre-approved all audit and tax services provided in 2024 by our independent registered public accounting firm.
HOUSEHOLDING
Shareholders of record who have the same address receive only one copy of the Notice Regarding the Availability of Proxy Materials or the Proxy Statement and Annual Report on Form 10-K/A, as applicable, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing and mailing costs and the environmental impact of its annual meetings. Shareholders who participate in householding continue to receive separate proxy forms.
Any shareholder who would prefer to have a separate copy of the Notice Regarding the Availability of Proxy Materials, Proxy Statement or Annual Report on Form 10-K/A delivered to him or her at the shared address for this and future years may elect to do so by calling 406-827-3523 or by writing to our Corporate Secretary. A copy of the materials will be sent promptly to the shareholder following receipt of a written or oral request by a shareholder to receive a copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K/A. The foregoing contact information can also be used by shareholders sharing an address to request delivery of a single copy of the Notice Regarding the Availability of Proxy Materials, the Proxy Statement or Annual Report on Form 10-K/A if they are receiving multiple copies of any of those documents.
SHAREHOLDER PROPOSALS
To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of shareholders, we must receive shareholder proposals (other than for director nominations) no later than February 20, 2026 (120 days before the anniversary of the date notice was mailed for the prior year’s meeting), unless we update the deadline in an Exchange Act report. To be considered for presentation at the 2026 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March 31, 2026 and no later than April 30, 2026, as set forth in Section 2.09 of the bylaws of the Company, provided, that if we move the date of the 2026 meeting more than 30 days before the anniversary date of our 2025 meeting, notice of the proposal must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which we publicly announce the date of the meeting. Proposals that are not received in a timely manner will not be voted on at the 2026 annual meeting. All shareholder proposals should be marked for the attention of the Secretary of United States Antimony, Inc., 4438 W. Lovers Lane, Unit 100, Dallas, Texas 75209.
BY ORDER OF THE BOARD OF DIRECTORS,

Gary C. Evans
Chairman of the Board and CEO

Appendix A
CERTIFICATE OF FORMATION

OF

UNITED STATES ANTIMONY CORPORATION

a Texas corporation
United States Antimony Corporation, a corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:
A. United States Antimony Corporation, a Montana corporation (the “Montana Corporation”), with its principal place of business at [          ], was originally incorporated on January 14, 1970.
B. The Montana Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “United States Antimony Corporation” on           , 2025 pursuant to a plan of conversion, under which the Montana Corporation converted to the Corporation.
ARTICLE I
The name of the Corporation is United States Antimony Corporation
ARTICLE II
The address of the Corporation’s registered office in the State of Texas is [          ]. The name of its registered agent at such address is [CT Corporation System]. The initial mailing address of the Corporation is [          ].
ARTICLE III
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).
ARTICLE IV
4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 300,000,000 shares, consisting of 250,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 50,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
4.2. Increase or Decrease in Authorized Capital Stock. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, except as may be required by the TBOC, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.4 of this Article IV.
4.3. Common Stock.
(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the shareholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate of formation (this “Certificate of Formation” which term, as used herein, shall mean the certificate of formation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock), and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the shareholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the shareholders; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Formation (including, without limitation, by any certificate of designations relating to any series of Preferred Stock) or pursuant to the TBOC. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the Bylaws and the provisions of Article IX of this Certificate of Formation, the vote of shareholders holding a majority of the shares of stock entitled to vote on the matter then outstanding shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” as defined in the TBOC.
(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.
(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.
4.4. Preferred Stock.
(a) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certification of designations filed pursuant to the TBOC the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.
(b) The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE V
5.1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
5.2. Number of Directors; Initial Directors; Election; Term.
(a) The number of directors constituting the initial Board of Directors is five and their names and addresses are as follows:

	Name	Address
1.	Gary C. Evans	[Company Mailing Address]
2.	Lloyd Joseph Bardswich
3.	Blaise Aguirre, M.D.
4.	Joseph A. Carrabba
5.	Michael A. McManus

(b) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors of the Corporation shall be fixed solely by the manner provided in the Bylaws.
(c) Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.
(d) Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
5.3. Removal. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, a director may be removed from office by the shareholders of the Corporation only for cause.
5.4. Vacancies and Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, and except as otherwise provided in the TBOC, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) the Board of Directors at any meeting of the Board of Directors by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or (b) a sole remaining director, in each case to the extent permitted by the TBOC. A person so elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been assigned by the Board of Directors and until his or her successor shall be duly elected and qualified.
ARTICLE VI
In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.
ARTICLE VII
7.1. Action by Written Consent of Shareholders. Any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of shares entitled to vote on such action. Any such action taken by written consent shall be delivered to the Corporation at its principal office.
7.2. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of shareholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer, (to the extent required by the TBOC) the president, or by the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Corporation’s then outstanding shares of capital stock entitled to vote at such special meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.
7.3. Advance Notice. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.
ARTICLE VIII
8.1. Limitation of Personal Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended. Any repeal or amendment of this Section 8.1 by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Formation inconsistent with this Section 8.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.
8.2. Indemnification. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) its directors, officers and agents of the Corporation (and any other persons to which the TBOC permits the Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise.
ARTICLE IX
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Formation (including any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Formation and the TBOC; and all rights, preferences and privileges herein conferred upon shareholders by and pursuant to this Certificate of Formation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX. Notwithstanding any other provision of this Certificate of Formation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 50% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate of Formation inconsistent with the purpose and intent of, Article V, Article VI, Article VII or this Article IX (including, without limitation, any such Article as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Article).
ARTICLE X
10.1. No business combination (as defined below) with any interested shareholder (owning beneficially or of record 15% or more of the voting shares of the Corporation) shall occur for a period of three years after the date such person became an interested shareholder unless:
(a) Prior to such date, the Board of Directors of the Corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder;
(b) Upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting shares of the Corporation outstanding at the time the transaction commenced (excluding shares owned by directors who are also officers and shares held by employee stock plans that do not provide employees with the right to determine confidentially whether shares held by the plan will be tendered); or
(c) On or subsequent to the date, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of shareholders by the affirmative vote of at least two-thirds of the outstanding voting shares that are not owned by the interested shareholder.
10.2. For purposes of this Article X, the term “business combination” shall include any merger, consolidation, share exchange, or any transaction resulting in a financial benefit to the interested shareholder, including sales, leases, loans, guarantees, or pledges of the Corporation’s assets.
ARTICLE XI
Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any of the filing, adjudication and trial of (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the corporation to the corporation or the corporation’s shareholders, including any claim alleging a conspiracy to breach a fiduciary duty, knowing participation in a breach of a fiduciary duty or aiding and abetting a breach of fiduciary duty, (iii) any action asserting a claim against the corporation or any current or former director or officer or other employee of the corporation arising pursuant to any provision of the TBOC or the certificate of formation or these bylaws (in each case, as they may be amended from time to time), (iv) any action asserting a claim related to or involving the corporation that is governed by the internal affairs doctrine, (v) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vi) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, shall be the Business Court in the Eleventh Business Court Division (“Business Court”) of the State of Texas provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Southern District of Texas, Houston Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state courts located in Harris County, Texas). For the avoidance of doubt, this Section shall not apply to any direct claims under the Securities Act of 1933, as amended, or the 1934 Act.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, United States Antimony Corporation has caused this Certificate of Formation to be signed by a duly authorized officer of the Corporation on this           day of           , 2025.

By:
Richard Isaak, Chief Financial Officer

[Signature Page to Certificate of Formation]

Appendix B
BYLAWS

OF

UNITED STATES ANTIMONY CORPORATION

(initially in effect pursuant to the plan of conversion adopted on    , 2025)

B-i

B-ii

BYLAWS
OF
UNITED STATES ANTIMONY CORPORATION
ARTICLE I — CORPORATE OFFICES
1.1 REGISTERED OFFICE
The registered office of United States Antimony Corporation shall be fixed in the corporation’s certificate of formation. References in these bylaws to the certificate of formation shall mean the certificate of formation of the corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock.
1.2 OTHER OFFICES
The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.
ARTICLE II — MEETINGS OF SHAREHOLDERS
2.1 PLACE OF MEETINGS
Meetings of shareholders shall be held at any place, within or outside the State of Texas, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholders’ meetings shall be held at the corporation’s principal executive office.
2.2 ANNUAL MEETING
The annual meeting of shareholders shall be held on such date, at such time, and at such place (if any) within or without the State of Texas as shall be designated from time to time by the board of directors and stated in the corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business may be transacted.
2.3 SPECIAL MEETING
(i) A special meeting of the shareholders, other than those required by statute, may be called at any time only by (A) the board of directors, (B) the chairperson of the board of directors, (C) the chief executive officer, (D) (to the extent required by the TBOC) the president or (E) as otherwise provided in the certificate of formation. A special meeting of the shareholders may not be called by any other person or persons. The board of directors may cancel (to the extent permitted under the TBOC), postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the shareholders.
(ii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting by or at the direction of the board of directors, the chairperson of the board of directors, the chief executive officer, the president or the shareholders holding at least 50% of the corporation’s then outstanding shares of capital stock entitled to vote at such special meeting who have called such special meeting. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.
2.4 ADVANCE NOTICE PROCEDURES
(i) Advance Notice of Shareholder Business. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a shareholder of the corporation who (1) is a shareholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a shareholder, such business must be a proper matter for shareholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, and including any successor thereto, the “1934 Act”), and the rules and regulations thereunder, and included in the notice of meeting given by or at the direction of the board of directors, for the avoidance of doubt, clause (C) above shall be the exclusive means for a shareholder to bring business before an annual meeting of shareholders.
(a) To comply with clause (C) of Section 2.4(i) above, a shareholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a shareholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the shareholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the 1934 Act.
(b) To be in proper written form, a shareholder’s notice to the secretary must set forth as to each matter of business the shareholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the shareholder or any Shareholder Associated Person and any derivative positions held or beneficially held by the shareholder or any Shareholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Shareholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to any securities of the corporation, (5) any material interest of the shareholder or a Shareholder Associated Person in such business, and (6) a statement whether either such shareholder or any Shareholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a shareholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Shareholder Associated Person” of any shareholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).
(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a shareholder may not be brought before the annual meeting if such shareholder or a Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.
(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of shareholders. Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of shareholders only (A) by or at the direction of the board of directors, (B) by a shareholder of the corporation who (1) was a shareholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii) and the applicable requirements of Rule 14a-19 under the 1934 Act, or (C) by an Eligible Shareholder (as defined in Section 2.15 of these bylaws) who complies with the procedures set forth in Section 2.15 of these bylaws. In addition to any other applicable requirements, for a nomination to be made by a shareholder in accordance with clause (B) of this Section 2.4(ii), the shareholder must have given timely notice thereof in proper written form to the secretary of the corporation.
(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a shareholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.
(b) To be in proper written form, such shareholder’s notice to the secretary must set forth:
(1) as to each person (a “nominee”) whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) the information required by Section 2.15(vi)(g) below, (E) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (F) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, (G) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe a fiduciary duty under Texas law with respect to the corporation and its shareholders, and (H) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named as a nominee in any proxy statement relating to the applicable meeting of shareholders and to serving as a director if elected or re-elected, as the case may be); and
(2) as to such shareholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), (B) a statement that either such shareholder or Shareholder Associated Person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote in the election of directors, and (C) all other information required by Rule 14a-19 under the 1934 Act (such information provided and statements made as required by clauses (A), (B) and (C) above, a “Nominee Solicitation Statement”).

(c) To comply with clause (B) of Section 2.4(ii) above, a shareholder providing notice of any nomination proposed to be made at a meeting of shareholders shall further update and supplement such notice (1) if necessary so that the information provided or required to be provided in such notice pursuant to this Section 2.4(ii) shall be true and correct as of the record date for determining the shareholders entitled to receive notice of and to vote at such meeting of shareholders, and such update and supplement must be received by the secretary of the corporation at the principal executive offices of the corporation not later than five business days following the later of the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting of shareholders and the date notice of the record date is first publicly disclosed and (2) to provide evidence that the shareholder providing the notice has solicited proxies from holders representing at least 67% of the voting power of the shares of capital stock entitled to vote in the election of directors, and such update and supplement must be received by the secretary of the corporation at the principal executive offices of the corporation not later than five business days after the shareholder files a definitive proxy statement in connection with the meeting of shareholders.
(d) At the request of the board of directors, any person nominated by a shareholder for election or re-election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the shareholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation and (3) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such shareholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).
(e) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of shareholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.
(iii) Advance Notice of Director Nominations for Special Meetings.
(a) For a special meeting of shareholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any shareholder of the corporation who (A) is a shareholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of shareholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b), (ii)(c) and (ii)(d) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a shareholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a shareholder or Shareholder

Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.
(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.
(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a shareholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:
(a) a shareholder to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or
(b) the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.
2.5 NOTICE OF SHAREHOLDERS’ MEETINGS
Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the certificate of formation or these bylaws, the written notice of any meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.
2.6 QUORUM
The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of formation or these bylaws.
If a quorum is not present or represented at any meeting of the shareholders, then either (i) the chairperson of the meeting, or (ii) the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.
2.7 ADJOURNED MEETING; NOTICE
When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8 CONDUCT OF BUSINESS
The chairperson of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of shareholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the shareholder meeting.
2.9 VOTING
The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Sections 6.251 and 6.252 (relating to voting rights of fiduciaries, pledgors and joint owners of stock), and Subchapter D of Chapter 6 (relating to voting of ownership interests), of the TBOC.
Except as may be otherwise provided in the certificate of formation or these bylaws, each shareholder shall be entitled to one vote for each share of capital stock held by such shareholder.
Except as otherwise required by law, the certificate of formation or these bylaws, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Directors shall be elected by a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, provided, however, that the directors shall be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors and cast in the election of directors at any meeting of shareholders for which (i) the secretary of the corporation receives a notice that a shareholder has nominated a person for election to the board of directors in compliance with the advance notice requirements for shareholder nominees for director set forth in Section 2.4 of these bylaws and (ii) such nomination has not been withdrawn by such shareholder on or prior to the tenth (10th) day preceding the date the corporation first mails its notice of meeting for such meeting to the shareholders. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of formation or these bylaws.
2.10 SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by less than unanimous written consent, any action required or permitted to be taken by the shareholders of the corporation by written consent, and not at a duly called annual or special meeting of shareholders of the corporation, may only be taken if such written consent is signed by all holders of shares entitled to vote on such action.
2.11 RECORD DATES
In order that the corporation may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the board of directors, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 2.11 at the adjourned meeting.
In order that the corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.
2.12 PROXIES
Each shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368 and 21.369 of the TBOC. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person and as provided in Section 21.367 of the TBOC. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the board of directors.
2.13 LIST OF SHAREHOLDERS ENTITLED TO VOTE
The officer who has charge of the stock ledger of the corporation shall prepare and make, not later than the 11th day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting. The shareholder list shall be arranged in alphabetical order and show the address of each shareholder and the number of shares of each class registered in the name of each shareholder and such other information as required by the TBOC. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the corporation for at least 10 days prior to the date of the applicable meeting, and shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to shareholders of the corporation. Such list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.
2.14 INSPECTORS OF ELECTION
Before any meeting of shareholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.
Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.
2.15 PROXY ACCESS
(i) Whenever the board of directors solicits proxies with respect to the election of directors at an annual meeting, subject to the provisions of this Section 2.15, the corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by or at the direction of the board of directors (or any duly authorized committee thereof), the name, together with the Required Information (as defined below), of any person nominated for election (the “Shareholder Nominee”) to the board of directors by an Eligible Shareholder (as defined in Section 2.15(iv)) that expressly elects at the time of providing the notice required by this Section 2.15 to have such nominee included in the corporation’s proxy materials pursuant to this Section 2.15. For purposes of this Section 2.15, the “Required Information” that the corporation will include in its proxy statement is (A) the information provided to the secretary of the corporation concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the corporation’s proxy statement pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder and (B) if the Eligible Shareholder so elects, a Supporting Statement (as defined in Section 2.15(viii)). For the avoidance of doubt, nothing in this Section 2.15 shall limit the corporation’s ability to solicit against any Shareholder Nominee or include in its proxy materials the corporation’s own statements or other information relating to any Eligible Shareholder or Shareholder Nominee, including any information provided to the corporation pursuant to this Section 2.15. Subject to the provisions of this Section 2.15, the name of any Shareholder Nominee included in the corporation’s proxy statement for an annual meeting shall also be set forth on the form of proxy distributed by the corporation in connection with such annual meeting.
(ii) In addition to any other applicable requirements, for a nomination to be made by an Eligible Shareholder pursuant to this Section 2.15, the Eligible Shareholder must have given timely notice of such nomination (the “Notice of Proxy Access Nomination”) in proper written form to the secretary of the corporation. To be timely, the Notice of Proxy Access Nomination must be delivered to or be mailed and received by the secretary at the principal executive offices of the corporation not less than 120 days nor more than 150 days prior to the first anniversary of the date that the corporation first distributed its proxy statement to shareholders for the immediately preceding annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Notice of Proxy Access Nomination pursuant to this Section 2.15.
(iii) The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that will be included in the corporation’s proxy materials with respect to an annual meeting shall not exceed the greater of (A) two or (B) 20% of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 2.15 (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below 20% (such greater number, as it may be adjusted pursuant to this Section 2.15, the “Permitted Number”). In the event that one or more vacancies for any reason occurs on the board of directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the board of directors resolves to reduce the size of the board of directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced. For purposes of determining when the Permitted Number has been reached, each of the following persons shall be counted as one of the Shareholder Nominees: (A) any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 whose nomination is subsequently withdrawn, (B) any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 whom the board of directors decides to nominate for election to the board of directors and (C) any director in office as of the Final Proxy Access Nomination Date who was included in the corporation’s proxy materials as a Shareholder Nominee for either of the two preceding annual meetings (including any individual counted as a Shareholder Nominee pursuant to the immediately preceding clause (B)) and whom the board of directors decides to nominate for re-election to the board of directors. Any Eligible Shareholder submitting more than one Shareholder Nominee for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 shall rank such Shareholder Nominees based on the order in which the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the corporation’s proxy materials in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2.15 exceeds the Permitted Number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 2.15 exceeds the Permitted Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials until the Permitted Number is reached, going in order of the amount (largest to smallest) of shares of capital stock of the corporation each Eligible Shareholder disclosed as owned in its Notice of Proxy Access Nomination. If the Permitted Number is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder has been selected, then the next highest ranking Shareholder Nominee who meets the requirements of this Section 2.15 from each Eligible Shareholder will be selected for inclusion in the corporation’s proxy materials, and this process will continue as many times as necessary, following the same order each time, until the Permitted Number is reached. Notwithstanding anything to the contrary contained in this Section 2.15, the corporation shall not be required to include any Shareholder Nominees in its proxy materials pursuant to this Section 2.15 for any meeting of shareholders for which the secretary of the corporation receives notice (whether or not subsequently withdrawn) that a shareholder intends to nominate one or more persons for election to the board of directors pursuant to the advance notice requirements for shareholder nominees set forth in Section 2.4.
(iv) An “Eligible Shareholder” is a shareholder or group of no more than 20 shareholders (counting as one shareholder, for this purpose, any two or more funds that are part of the same Qualifying Fund Group (as defined below)) that (A) has owned (as defined in Section 2.15(v)) continuously for at least three years (the “Minimum Holding Period”) a number of shares of capital stock of the corporation that represents at least 3% of the corporation’s outstanding capital stock as of the date the Notice of Proxy Access Nomination is delivered to or mailed and received by the secretary of the corporation in accordance with this Section 2.15 (the “Required Shares”), (B) continues to own the Required Shares through the date of the annual meeting and (C) satisfies all other requirements of, and complies with all applicable procedures set forth in, this Section 2.15. A “Qualifying Fund Group” is a group of two or more funds that are (A) under common management and investment control, (B) under common management and funded primarily by the same employer or (C) a “group of investment companies” as such term is defined in Section 13(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended. Whenever the Eligible Shareholder consists of a group of shareholders (including a group of funds that are part of the same Qualifying Fund Group), (A) each provision in this Section 2.15 that requires the Eligible Shareholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each shareholder (including each individual fund) that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions (except that the members of such group may aggregate the shares that each member has owned continuously for the Minimum Holding Period in order to meet the 3% ownership requirement of the “Required Shares” definition) and (B) a breach of any obligation, agreement or representation under this Section 2.15 by any member of such group shall be deemed a breach by the Eligible Shareholder. No person may be a member of more than one group of shareholders constituting an Eligible Shareholder with respect to any annual meeting.
(v) For purposes of this Section 2.15, an Eligible Shareholder shall be deemed to “own” only those outstanding shares of capital stock of the corporation as to which the shareholder possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell or (3) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (y) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. For purposes of this Section 2.15, a shareholder shall

“own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A shareholder’s ownership of shares shall be deemed to continue during any period in which (A) the shareholder has loaned such shares; provided that the shareholder has the power to recall such loaned shares on five business days’ notice and includes in its Notice of Proxy Access Nomination an agreement that it (1) will promptly recall such loaned shares upon being notified that any of its Shareholder Nominees will be included in the corporation’s proxy materials and (2) will continue to hold such recalled shares through the date of the annual meeting or (B) the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the capital stock of the corporation are “owned” for these purposes shall be determined by the board of directors (or any duly authorized committee thereof). For purposes of this Section 2.15, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the 1934 Act.
(vi) To be in proper written form for purposes of this Section 2.15, the Notice of Proxy Access Nomination must include or be accompanied by the following:
(a) a written statement by the Eligible Shareholder certifying as to the number of shares it owns and has owned continuously for the Minimum Holding Period, and the Eligible Shareholder’s agreement to provide (1) within five business days following the later of the record date for the determination of shareholders entitled to vote at the annual meeting or the date notice of the record date is first publicly disclosed, a written statement by the Eligible Shareholder certifying as to the number of shares it owns and has owned continuously through the record date and (2) immediate notice if the Eligible Shareholder ceases to own any of the Required Shares prior to the date of the annual meeting;
(b) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to or mailed and received by the secretary of the corporation, the Eligible Shareholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Shareholder’s agreement to provide, within five business days following the later of the record date for the determination of shareholders entitled to vote at the annual meeting or the date notice of the record date is first publicly disclosed, one or more written statements from the record holder and such intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date;
(c) a copy of the Schedule 14N that has been or is concurrently being filed with the SEC as required by Rule 14a-18 under the 1934 Act;
(d) the information and representations that would be required to be set forth in a shareholder’s notice of a nomination pursuant to Section 2.4, together with the written consent of each Shareholder Nominee to being named as a nominee in any proxy statement relating to the annual meeting and to serving as a director if elected;
(e) a representation that the Eligible Shareholder (1) will continue to hold the Required Shares through the date of the annual meeting, (2) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and does not presently have such intent, (3) has not nominated and will not nominate for election to the board of directors at the annual meeting any person other than the Shareholder Nominee(s) it is nominating pursuant to this Section 2.15, (4) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(1) under the 1934 Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the board of directors, (5) has not distributed and will not distribute to any shareholder of the corporation any form of proxy for the annual meeting other than the form distributed by the corporation, (6) has complied and will comply with all laws and regulations applicable to solicitations and the use, if any, of soliciting material in connection with the annual meeting, and (7) has provided and will provide facts, statements and other information in all communications with the corporation and its shareholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(f) an undertaking that the Eligible Shareholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the corporation or out of the information that the Eligible Shareholder provided to the corporation, (2) indemnify and hold harmless the corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 2.15 or any solicitation or other activity in connection therewith and (3) file with the SEC any solicitation or other communication with the shareholders of the corporation relating to the meeting at which its Shareholder Nominee(s) will be nominated, regardless of whether any such filing is required under Regulation 14A of the 1934 Act or whether any exemption from filing is available for such solicitation or other communication under Regulation 14A of the 1934 Act;
(g) the written representation and agreement from each Shareholder Nominee that such person (1) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation in such representation and agreement or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law; (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation in such representation and agreement; (3) would be in compliance, if elected as a director of the corporation, and will comply with the corporation’s code of business ethics, corporate governance guidelines and any other policies or guidelines of the corporation applicable to directors; and (4) will make such other acknowledgments, enter into such agreements and provide such information as the board of directors requires of all directors, including promptly submitting all completed and signed questionnaires required of the corporation’s directors;
(h) in the case of a nomination by a group of shareholders together constituting an Eligible Shareholder, the designation by all group members of one member of the group that is authorized to receive communications, notices and inquiries from the corporation and to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 2.15 (including withdrawal of the nomination); and
(i) in the case of a nomination by a group of shareholders together constituting an Eligible Shareholder in which two or more funds that are part of the same Qualifying Fund Group are counted as one shareholder for purposes of qualifying as an Eligible Shareholder, documentation reasonably satisfactory to the corporation that demonstrates that the funds are part of the same Qualifying Fund Group.
(vii) In addition to the information required pursuant to Section 2.15(vi) or any other provision of these bylaws, (A) the corporation may require any proposed Shareholder Nominee to furnish any other information (1) that may reasonably be requested by the corporation to determine whether the Shareholder Nominee would be independent under the rules and listing standards of the principal United States securities exchanges upon which the capital stock of the corporation is listed or traded, any applicable rules of the SEC or any publicly disclosed standards used by the board of directors in determining and disclosing the independence of the corporation’s directors (collectively, the “Independence Standards”), (2) that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such Shareholder Nominee or (3) that may reasonably be requested by the corporation to determine the eligibility of such Shareholder Nominee to be included in the corporation’s proxy materials pursuant to this Section 2.15 or to serve as a director of the corporation, and (B) the corporation may require the Eligible Shareholder to furnish any other information that may reasonably be requested by the corporation to verify the Eligible Shareholder’s continuous ownership of the Required Shares for the Minimum Holding Period.

(viii) The Eligible Shareholder may, at its option, provide to the secretary of the corporation, at the time the Notice of Proxy Access Nomination is provided, a written statement, not to exceed 500 words, in support of the candidacy of the Shareholder Nominee(s) (a “Supporting Statement”). Only one Supporting Statement may be submitted by an Eligible Shareholder (including any group of shareholders together constituting an Eligible Shareholder) in support of its Shareholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 2.15, the corporation may omit from its proxy materials any information or Supporting Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.
(ix) In the event that any information or communications provided by an Eligible Shareholder or a Shareholder Nominee to the corporation or its shareholders ceases to be true and correct in all material respects or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, such Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the secretary of the corporation of any such defect in such previously provided information and of the information that is required to correct any such defect; it being understood that providing such notification shall not be deemed to cure any such defect or limit the remedies available to the corporation relating to any such defect (including the right to omit a Shareholder Nominee from its proxy materials pursuant to this Section 2.15). In addition, any person providing any information to the corporation pursuant to this Section 2.15 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the determination of shareholders entitled to vote at the annual meeting, and such update and supplement shall be delivered to or be mailed and received by the secretary at the principal executive offices of the corporation not later than five business days following the later of the record date for the determination of shareholders entitled to vote at the annual meeting or the date notice of the record date is first publicly disclosed.
(x) Notwithstanding anything to the contrary contained in this Section 2.15, the corporation shall not be required to include in its proxy materials, pursuant to this Section 2.15, any Shareholder Nominee (A) who would not be an independent director under the Independence Standards, (B) whose election as a member of the board of directors would cause the corporation to be in violation of these bylaws, the certificate of formation, the rules and listing standards of the principal United States securities exchanges upon which the capital stock of the corporation is listed or traded, or any applicable law, rule or regulation, (C) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, (D) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years, (E) who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, or (F) who shall have provided any information to the corporation or its shareholders that was untrue in any material respect or that omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
(xi) Notwithstanding anything to the contrary set forth herein, if (A) a Shareholder Nominee and/or the applicable Eligible Shareholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 2.15 or (B) a Shareholder Nominee otherwise becomes ineligible for inclusion in the corporation’s proxy materials pursuant to this Section 2.15 or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the annual meeting, in each case as determined by the board of directors (or any duly authorized committee thereof) or the chairman of the annual meeting, (1) the corporation may omit or, to the extent feasible, remove the information concerning such Shareholder Nominee and the related Supporting Statement from its proxy materials and/or otherwise communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the annual meeting, (2) the corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Shareholder or any other Eligible Shareholder and (3) the board of directors (or any duly authorized committee thereof) or the chairman of the annual meeting shall declare such nomination to be invalid and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation. In addition, if the Eligible Shareholder (or a representative thereof) does not appear at the annual meeting to present any nomination pursuant to this Section 2.15, such nomination shall be declared invalid and disregarded as provided in clause (3) above.
(xii) Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting but either (A) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (B) does not receive at least 25% of the votes cast in favor of such Shareholder Nominee’s election, will be ineligible to be a Shareholder Nominee pursuant to this Section 2.15 for the next two annual meetings. For the avoidance of doubt, the immediately preceding sentence shall not prevent any shareholder from nominating any person to the board of directors pursuant to and in accordance with Section 2.4.
Other than Rule 14a-19 under the 1934 Act, this Section 2.15 provides the exclusive method for a shareholder to include nominees for election to the board of directors in the corporation’s proxy statement.
ARTICLE III — DIRECTORS
3.1 POWERS
The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the TBOC or the certificate of formation.
3.2 NUMBER OF DIRECTORS
The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of formation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS
Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be shareholders unless so required by the certificate of formation or these bylaws. The certificate of formation or these bylaws may prescribe other qualifications for directors.
3.4 RESIGNATION AND VACANCIES
Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is received by the corporation unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of formation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Unless otherwise provided in the certificate of formation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (1) the board of directors at any meeting of the board of directors by vote of a majority of the remaining members of the board of directors, although less than a quorum, or (2) a sole remaining director, in each case to the extent permitted by the TBOC; provided, that the term of any director appointed by the majority of the directors then in office to fill a vacancy shall last only until the next annual meeting of shareholders or special meeting of shareholders called to vote on the election of directors. If the directors are divided into classes, a person so elected or appointed to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.
3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE
The board of directors may hold meetings, both regular and special, either within or outside the State of Texas.

Unless otherwise restricted by the certificate of formation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
3.6 REGULAR MEETINGS
Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.
3.7 SPECIAL MEETINGS; NOTICE
Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid;
(iii) sent by facsimile; or
(iv) sent by electronic mail,
directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.
If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.
3.8 QUORUM; VOTING
At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of formation or these bylaws. To the maximum extent permitted by the TBOC, in the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the board of directors.
If the certificate of formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.
3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
Unless otherwise restricted by the certificate of formation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS
Unless otherwise restricted by the certificate of formation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.
3.11 REMOVAL OF DIRECTORS
A director may be removed from office by the shareholders of the corporation only for cause.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE IV — COMMITTEES
4.1 COMMITTEES OF DIRECTORS
The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. In the event a member or members of a committee abstain or are disqualified from a vote, the majority vote of the member or members thereof not abstaining or disqualified from voting, whether or not such member or members constitute a quorum, shall be the act of such committee. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval or which otherwise may not be delegated to a committee, or (ii) adopt, amend or repeal any bylaw of the corporation.
4.2 COMMITTEE MINUTES
Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.
4.3 MEETINGS AND ACTION OF COMMITTEES
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(i) Section 3.5 (place of meetings and meetings by telephone);
(ii) Section 3.6 (regular meetings);
(iii) Section 3.7 (special meetings; notice);
(iv) Section 3.8 (quorum; voting);
(v) Section 3.9 (action without a meeting); and
(vi) Section 7.5 (waiver of notice)
with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:
(i) the time of regular meetings of committees may be determined by resolution of the committee;
(ii) special meetings of committees may also be called by resolution of the committee; and
(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.
Any provision in the certificate of formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of formation or these bylaws.

4.4 SUBCOMMITTEES
Unless otherwise provided in the certificate of formation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE V — OFFICERS
5.1 OFFICERS
The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
5.2 APPOINTMENT OF OFFICERS
The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular appointment to such office.
5.3 SUBORDINATE OFFICERS
The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.
5.4 REMOVAL AND RESIGNATION OF OFFICERS
Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.
Any officer may resign at any time by giving written or electronic notice to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.
5.5 VACANCIES IN OFFICES
Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.
5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS
The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS
All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.
5.8 THE CHAIRPERSON OF THE BOARD
The chairperson of the board shall have the powers and duties customarily and usually associated with the office of the chairperson of the board. The chairperson of the board shall preside at meetings of the shareholders and of the board of directors.
5.9 THE VICE CHAIRPERSON OF THE BOARD
The vice chairperson of the board shall have the powers and duties customarily and usually associated with the office of the vice chairperson of the board. In the case of absence or disability of the chairperson of the board, the vice chairperson of the board shall perform the duties and exercise the powers of the chairperson of the board.
5.10 THE CHIEF EXECUTIVE OFFICER
The chief executive officer shall have, subject to the supervision, direction and control of the board of directors, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the corporation customarily and usually associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the corporation. If at any time the office of the chairperson and vice chairperson of the board shall not be filled, or in the event of the temporary absence or disability of the chairperson of the board and the vice chairperson of the board, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the board unless otherwise determined by the board of directors.
5.11 THE PRESIDENT
The president shall have, subject to the supervision, direction and control of the board of directors, the general powers and duties of supervision, direction and management of the affairs and business of the corporation customarily and usually associated with the position of president. The president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board or the chief executive officer. In the event of the absence or disability of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the board of directors.
5.12 THE VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS
Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.
5.13 THE SECRETARY AND ASSISTANT SECRETARIES
(i) The secretary shall attend meetings of the board of directors and meetings of the shareholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.
(ii) Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer, the president or the secretary. In the event of the absence, inability or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors) shall perform the duties and exercise the powers of the secretary.
5.14 THE CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURERS
(i) The chief financial officer shall be the treasurer of the corporation. The chief financial officer shall have custody of the corporation’s funds and securities, shall be responsible for maintaining the corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The chief financial officer shall also maintain adequate records of all assets, liabilities and transactions of the corporation and shall assure that adequate audits thereof are currently and regularly made. The chief financial officer shall have all such further powers and duties as are customarily and usually associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors, the chairperson, the chief executive officer or the president.
(ii) Each assistant treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the chief financial officer. In the event of the absence, inability or refusal to act of the chief financial officer, the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors) shall perform the duties and exercise the powers of the chief financial officer.
ARTICLE VI — STOCK
6.1 STOCK CERTIFICATES
The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson of the board of directors or vice chairperson of the board of directors, or the president or a vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have the power to issue a certificate in bearer form.
6.2 SPECIAL DESIGNATION ON CERTIFICATES
If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 LOST, STOLEN OR DESTROYED CERTIFICATES
Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 DIVIDENDS
The board of directors, subject to any restrictions contained in the certificate of formation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of formation.
The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.
6.5 TRANSFER OF STOCK
Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the certificate of formation, these bylaws, applicable law or contract.
6.6 STOCK TRANSFER AGREEMENTS
The corporation shall have the power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.
6.7 REGISTERED SHAREHOLDERS
The corporation:
(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;
(ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and
(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.
ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER
7.1 NOTICE OF SHAREHOLDERS’ MEETINGS
Notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at such shareholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
7.2 NOTICE BY ELECTRONIC TRANSMISSION
Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the TBOC, the certificate of formation or these bylaws, any notice to shareholders given by the corporation under any provision of the TBOC, the certificate of formation or these bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the corporation. Any such consent shall be deemed revoked if:
(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and
(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.
However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:
(i) if by facsimile telecommunication, when transmitted to a number at which the shareholder has consented to receive notice;
(ii) if by electronic mail, when transmitted to an electronic mail address at which the shareholder has consented to receive notice;
(iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iv) if by any other form of electronic transmission, when communicated to the shareholder.
An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.
7.3 NOTICE TO SHAREHOLDERS SHARING AN ADDRESS
To the extent permitted under the TBOC, without limiting the manner by which notice otherwise may be given effectively to shareholders, any notice to shareholders given by the corporation under the provisions of the TBOC, the certificate of formation or these bylaws shall be effective if given by a single written notice to shareholders who share an address if consented to by the shareholders at that address to whom such notice is given. Any such consent shall be revocable by the shareholder by written notice to the corporation. Any shareholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.
7.4 WAIVER OF NOTICE
Whenever notice is required to be given to shareholders, directors or other persons under any provision of the TBOC, the certificate of formation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person participates in or attends a meeting solely to object to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of formation or these bylaws.
ARTICLE VIII — INDEMNIFICATION
8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS
Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION
Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
8.3 SUCCESSFUL DEFENSE
To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
8.4 INDEMNIFICATION OF OTHERS
Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the TBOC or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the board of directors determines.
8.5 ADVANCED PAYMENT OF EXPENSES
Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the TBOC. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the corporation.
8.6 LIMITATION ON INDEMNIFICATION
Subject to the requirements in Section 8.3 and the TBOC, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
8.7 DETERMINATION; CLAIM
If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
8.8 NON-EXCLUSIVITY OF RIGHTS
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.
8.9 INSURANCE
The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the TBOC.
8.10 SURVIVAL
The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
8.11 EFFECT OF REPEAL OR MODIFICATION
Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.12 CERTAIN DEFINITIONS
For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.
ARTICLE IX — GENERAL MATTERS
9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
Except as otherwise provided by law, the certificate of formation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.
9.2 FISCAL YEAR
The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.
9.3 SEAL
The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
9.4 CONSTRUCTION; DEFINITIONS
Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the TBOC shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.
ARTICLE X — AMENDMENTS
These bylaws may be adopted, amended or repealed by the shareholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the shareholders of the corporation to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Sections 3.1, 3.2, 3.4 and 3.11 of Article III, Article VIII and this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other bylaw). The board of directors shall also have the power to adopt, amend or repeal these bylaws; provided, however, that a bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

ARTICLE XI — EXCLUSIVE FORUM; JURY TRIAL WAIVER; OWNERSHIP
THRESHOLD FOR DERIVATIVE PROCEEDINGS
11.1 EXCLUSIVE FORUM
Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any of the filing, adjudication and trial of (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the corporation to the corporation or the corporation’s shareholders, including any claim alleging a conspiracy to breach a fiduciary duty, knowing participation in a breach of a fiduciary duty or aiding and abetting a breach of fiduciary duty, (iii) any action asserting a claim against the corporation or any current or former director or officer or other employee of the corporation arising pursuant to any provision of the TBOC or the certificate of formation or these bylaws (in each case, as they may be amended from time to time), (iv) any action asserting a claim related to or involving the corporation that is governed by the internal affairs doctrine, (v) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vi) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, shall be the Business Court in the Eleventh Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Southern District of Texas, Houston Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state courts located in Harris County, Texas). For the avoidance of doubt, this Section shall not apply to any direct claims under the Securities Act of 1933, as amended, or the 1934 Act.
11.2 JURY TRIAL WAIVER
UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THESE BYLAWS CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.
11.3 OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS
No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the corporation against any director and/or officer of the corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least three percent (3%) of the outstanding shares of the corporation.

Appendix C
Plan of Conversion of

United States Antimony Corporation, a Montana corporation,

into

United States Antimony Corporation, a Texas corporation
This PLAN OF CONVERSION (this “Plan”), dated as of [•], 2025, is hereby adopted by United States Antimony Corporation, a Montana corporation (the “Converting Entity”), in order to set forth the terms, conditions and procedures governing its conversion into, and continued existence as, United States Antimony Corporation, a Texas corporation (the “Converted Entity”), pursuant to Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”).
WHEREAS, the Board of Directors of the Converting Entity has approved this Plan and the conversion of the Converting Entity into the Converted Entity (the “Conversion”), has adopted such resolutions as required pursuant to the terms of the Montana Business Corporation Act(the “MBCA”), and has submitted and recommended this Plan and the Conversion for approval by the shareholders of Converting Entity, and the shareholders of Converting Entity have validly approved this Plan and the Conversion in accordance with the requirements of the MBCA and the certificate of incorporation of the Converting Entity.
NOW, THEREFORE, Converting Entity does hereby adopt this Plan, as set forth below:
1.	Plan of Conversion.
a.	The name of Converting Entity is “United States Antimony Corporation”, a Montana corporation.
b.	The name of Converted Entity is “United States Antimony Corporation”, a Texas corporation.
c.
Converting Entity is continuing its existence, without lapse or interruption, in the organizational form of a Texas for-profit corporation under the name “United States Antimony Corporation”; that is, in the organizational form of the Converted Entity.

d.	The Converted Entity is to be a corporation and its jurisdiction of formation is the State of Texas.
e.
As of the Effective Time (as defined in Section 2), automatically by virtue of the Conversion and without any further action on the part of any person, each share of common stock (including restricted stock, which shall remain restricted), par value $0.01 per share, of Converting Entity shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of Converted Entity, and any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, common stock or other equity security of Converting Entity shall from and after the Effective Time, be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of common stock or other equity securities of Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share. No shares of preferred stock are issued and outstanding as of the Effective Time.

f.
As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter or agreement provides for the issuance, or is otherwise based on the value, of common stock or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of common stock or other equity securities of the Converted Entity, respectively.

g.
All of the outstanding certificates representing shares of common stock of the Converting Entity common stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of common stock of the Converted Entity.

h.
As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

2.
Effective Time. The Conversion will be consummated under the TBOC by filing with the Secretary of State of the State of Texas (a) a Certificate of Conversion in the form required by the TBOC (the “Texas Certificate”) and executed in accordance with the relevant provisions of the TBOC and (b) a Certificate of Formation in the form attached hereto as Exhibit A (the “Certificate of Formation”). The time on which such Texas Certificate is accepted by the Texas Secretary of State shall be the “Effective Time”. Simultaneously with the filing of the Texas Certificate, Converting Entity is authorized and empowered to take any such actions as may be necessary or prudent in connection with the Conversion under the MBCA.

3.
Effects of the Conversion. The Conversion will have the effects set forth in the TBOC and, to the extent necessary, the MBCA, including without limitation the effects set forth in Section 1.c of this Plan. The Converted Entity will be responsible for the payment of all of the Converting Entity’s fees and franchise taxes and will be responsible for all of its debts and liabilities.

4.
Governance of the Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the TBOC and the Certificate of Formation, and the Bylaws of the Converted Entity in substantially the form attached hereto as Exhibit B. Immediately after the Effective Time, the directors and officers of the Converting Entity shall continue as the directors and officers of the Converted Entity.

5.
Foreign Qualifications of Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Montana, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 5 shall be, and each of them hereby is, approved, ratified and confirmed in all respects as the proper acts and deeds of the Converted Entity.

6.
Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan, no provision of this Plan is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

7.
Severability. Whenever possible, each term and provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan. Upon the determination that any term or provision of this Plan is invalid, illegal or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal or enforceable.

[Signature Page Follows]

IN WITNESS WHEREOF, United States Antimony Corporation, a Montana corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.
United States Antimony Corporation
a Montana corporation

By:
Name:
Title:

Appendix D
STATE OF TEXAS

CERTIFICATE OF CONVERSION

UNITED STATES ANTIMONY CORPORATION
Pursuant to the provisions of Sections 10.154 and 10.155 of the Texas Business Organizations Code, the undersigned adopts the following certificate of conversion for the purpose of effecting a conversion of United States Antimony Corporation, a Montana corporation (the “Converting Entity”), into United States Antimony Corporation, a Texas corporation (the “Converted Entity”).
1.	The name, organizational form and jurisdiction of formation of the Converting Entity is:

Name	Organizational Form	Jurisdiction of Formation
United States Antimony Corporation	For-profit Corporation	Montana

2.	The name, organizational form and jurisdiction of formation of the Converted Entity is:

Name	Organizational Form	Jurisdiction of Formation
United States Antimony Corporation	For-profit Corporation	Texas

3.	The date of formation in the State of Montana of the Converting Entity is January 14, 1970.
4.	A signed plan of conversion (the “Plan”) is on file at [ADDRESS], the principal place of business of the Converting Entity.
5.	The Plan will be on file after the conversion at [ADDRESS], the principal place of business of the Converted Entity.
6.
A copy of the Plan will be furnished upon written request without cost by the Converting Entity before the conversion or by the Converted Entity after the conversion to any owner or member of the Converting Entity or the Converted Entity.

7.	The Certificate of Formation of the Converted Entity is attached hereto as Exhibit A.
8.	The Plan has been approved as required by the laws of the jurisdiction of formation and the governing documents of the Converting Entity.
9.	In lieu of providing the tax certificate, the Converted Entity shall be liable for the payment of any franchise taxes, if any.
10.	This document becomes effective on , 2025.
[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. The undersigned certifies that the statements contained herein are true and correct, and that the person signing is authorized under the provisions of the Texas Business Organizations Code to execute the filing instrument.
Date:    , 2025.

CONVERTING ENTITY:

UNITED STATES ANTIMONY CORPORATION

By:
Name:	Richard Isaak
Title:	Chief Financial Officer

[Signature Page to the Texas Certificate of Conversion of United States Antimony Corporation]

EXHIBIT A
CERTIFICATE OF FORMATION
OF
UNITED STATES ANTIMONY CORPORATION
(See attached.)

Appendix E
UNITED STATES ANTIMONY CORPORATION
AMENDED AND RESTATED
2023 EQUITY INCENTIVE PLAN
1.	Purpose; Eligibility.
1.1 General Purpose. The name of this plan is the United States Antimony Corporation Amended and Restated 2023 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable United States Antimony Corporation, a Montana corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.
1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2.	Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.
“Cause” means:
With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:
(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or
(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:
(a) malfeasance in office;
(b) gross misconduct or neglect; or
(c) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;
(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;
(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means United States Antimony Corporation, a Montana corporation, and any successor thereto.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 17.12.
“Effective Date” means the date as of which this Plan is approved by the Company shareholders, if such approval occurs before the first anniversary of the date the Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the first sale price after the grant of the Award) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or a reputable alternative publication determined by the Board. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.
“Good Reason” means, unless the applicable Award Agreement states otherwise:
(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or
(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than 50 miles.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.
“Performance Share Award” means any Award granted pursuant to Section 9 hereof.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this United States Antimony Corporation Amended and Restated 2023 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.
“Restricted Award” means any Award granted pursuant to Section 8.
“Restricted Period” has the meaning set forth in Section 8.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.5.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3.	Administration.
3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a) to construe and interpret the Plan and apply its provisions;
(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g) to determine the number of shares of Common Stock to be made subject to each Award;
(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.	Shares Subject to the Plan.
4.1 Subject to adjustment in accordance with Section 14, no more than 23,700,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3 Subject to adjustment in accordance with Section 14, no more than 23,700,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.5 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.	Eligibility.
5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.
5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.
Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee.
6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4 Consideration. Unless otherwise specifically provided in the Award Agreement, the Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the

Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary, provided that each Option shall have a minimum vesting period of one year unless otherwise specifically provided in the Award Agreement. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) prior to the expiration of the term of the Option as set forth in the Award Agreement (or, if earlier, the date three months following the termination of the Optionholder’s Continuous Service if the Option is an Incentive Stock Option); provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), prior to the expiration of the term of the Option as set forth in the Award Agreement (or, if earlier, the date 12 months following such termination if the Option is an Incentive Stock Option). If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, prior to the expiration of the term of the Option as set forth in the Award Agreement (or, if earlier, the date 12 months following the date of death if the Option is an Incentive Stock Option). If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.
Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

7.1 Grant Requirements for Related Rights. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.2 Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3 Vesting. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary, provided that each Stock Appreciation Right shall have a minimum vesting period of one year unless otherwise specifically provided in the Award Agreement. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.4 Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.5 Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6 Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
8.
Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1 Restricted Stock and Restricted Stock Units.
(a) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(b) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted unless otherwise specifically provided in the Award Agreement, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”).At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents./Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded to the nearest whole share.

8.2 Restrictions.
(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
8.3 Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
8.4 Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”)and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
8.5 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9.
Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10.
Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.
Securities Law Compliance. No shares of Common Stock shall be purchased or sold under this Plan or any Award Agreement unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.	Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13.	Miscellaneous.
13.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
13.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.
13.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company; or (d) through a cashless exercise program, provided that the Committee is satisfied that such program does not violated the Company’s insider trading policies.
14.
Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.	Effect of Change in Control.
15.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:
(a) following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Awards granted under the Plan shall become immediately exercisable with respect to 100% of the shares, other equity, or cash subject to such Awards .
To the extent practicable, clause (a) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
15.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
16.	Amendment of the Plan and Awards.
16.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
16.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
16.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
17.	General Provisions.
17.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, performance-based vesting events not met, expiration of the Award, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”).In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
17.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
17.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
17.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.15 Expenses. The costs of administering the Plan shall be paid by the Company.
17.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
17.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
17.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.
Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall vest or be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board (provided, however, that Awards may be granted under the Plan during such 12 month period, subject to the ultimate approval of the Plan by the shareholders of the Company).

19.
Termination or Suspension of the Plan. The Plan shall terminate automatically on          , 2035. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.
Choice of Law; Arbitration; Waiver of Jury Trial. The law of the Company’s state of incorporation shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules. Controversies, claims (and related settlements), or matters in question arising out or relating to (1) the Award Agreement, (2) any breach or termination of the Award Agreement, and/or (3) any actual or purported representations or warranties, express or implied, related to the Award Agreement and/or the performance thereunder (herein referred to collectively as a “Dispute”) shall be submitted to binding arbitration in Sanders County, Montana through the rules and procedures of the American Arbitration Association for one arbitrator. The parties shall share equally in all filing fees and administrative costs, however, any award rendered shall equitably reallocate those costs as determined by the arbitrator. The arbitration shall be governed by the applicable state law and the Federal Arbitration Act, 9 USC §§ 1-16, to the exclusion of any provisions of state law that are inconsistent with the application of the Federal Arbitration Act. In rendering the award, the arbitrator shall state the reasons therefore, including any computation of actual damages or offsets, if applicable and attorneys’ fees, if applicable. The parties will agree to abide by and fully perform in accordance with any award rendered by the arbitrator. If the non-prevailing party fails to comply with all aspects of the award within thirty (30) days following the issuance of the award, the prevailing party shall be entitled to seek enforcement of the award in any court of competent jurisdiction in Sanders County, Montana with all parties agreeing that venue and personal jurisdiction is mandatory in Sanders County, Montana. If such enforcement becomes necessary, the prevailing party in such proceeding shall recover its reasonable and necessary attorney’s fees, and costs, in addition to any other relief to which that party is entitled.

As adopted by the Board of Directors of United States Antimony Corporation on May 30, 2025.
As approved by the shareholders of United States Antimony Corporation on          , 2025.

UNITED STATES ANTIMONY CORPORATION
P.O. BOX 643
THOMPSON FALLS, MT 59873

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V75942-P33017

UNITED STATES ANTIMONY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS – THURSDAY, JULY 31, 2025 AT 4:15 P.M. EASTERN TIME

The undersigned hereby appoints Gary C. Evans and Richard R. Isaak with full powers of substitution to act as attorney and proxy for the undersigned, to vote all shares of common stock and preferred stock of United States Antimony Corporation ("USAC", the "Company") which the undersigned is entitled to vote at the annual meeting of shareholders, to be held completely virtually on Thursday, July 31, 2025, at 4:15 P.M., Eastern Time, at www.virtualshareholdermeeting.com/UAMY2025, and at any and all adjournments thereof, as indicated.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If any other business is presented at the annual meeting, the proxies will vote the shares in accordance with the directors' recommendations. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the annual meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE